PROSPECTUS
HOW TO READ THIS PROSPECTUS

The STI Classic Variable Trust is a mutual fund family that offers shares in a number of separate investment portfolios (Funds). The Funds have individual investment goals and strategies. The Funds are available to the public only through the purchase of certain variable annuity and variable life insurance contracts (Contracts) issued by various life insurance companies (Insurers). This prospectus gives you important information about the Capital Appreciation, International Equity, Investment Grade Bond, Mid-Cap Equity, Small Cap Equity, and Value Income Stock Funds that you should know before investing. Please read this prospectus in conjunction with the Contract prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Funds.

FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

2   CAPITAL APPRECIATION FUND
4   INTERNATIONAL EQUITY FUND
6   INVESTMENT GRADE BOND FUND
8   MID-CAP EQUITY FUND
10  SMALL CAP EQUITY FUND
12  VALUE INCOME STOCK FUND
14  MORE INFORMATION ABOUT RISK
16  EACH FUND'S PRINCIPAL INVESTMENTS AND INVESTMENT ADVISOR
17  PORTFOLIO MANAGERS
18  PURCHASING AND  SELLING FUND SHARES
19  FINANCIAL HIGHLIGHTS
20  DIVIDENDS, DISTRIBUTIONS AND TAXES
21  HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC VARIABLE TRUST

FOR INFORMATION ABOUT KEY TERMS AND CONCEPTS, LOOK FOR OUR "SIMPLY SPEAKING" EXPLANATIONS.

(Icon) FUND SUMMARY
(Icon) INVESTMENT STRATEGY
(Icon) WHAT ARE THE RISKS OF INVESTING?
(Icon) PERFORMANCE INFORMATION
(Icon) WHAT IS AN INDEX?
(Icon) FUND FEES AND EXPENSES
(Icon) FUND INVESTMENTS
(Icon) INVESTMENT ADVISORS
(Icon) PURCHASING FUND SHARES

MAY 1, 1999

THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

INTRODUCTION
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Before you invest, you should know a few things about Investing in mutual funds.

The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Each Fund has its own investment goal and strategies for reaching that goal. The Advisor invests Fund assets in a way that the Advisor believes will help the Fund achieve its goal. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. The Advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisor does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any government agency.

CAPITAL APPRECIATION FUND
            FUND SUMMARY
INVESTMENT GOAL                 Capital appreciation
INVESTMENT FOCUS                U.S. common stocks
SHARE PRICE VOLATILITY          Medium
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify companies with above
                                average growth potential
INVESTOR PROFILE                Investors who want the value of their investment
                                to grow, but do not need to receive income on their investment

TOP FIVE HOLDINGS
AS OF MARCH 31, 1999*
General Electric Company        3.8%
International Business
Machines Corporation            2.7%
Microsoft Corporation           2.4%
Lowe's Companies Incorporated   2.2%
Cisco Systems Incorporated      2.1%

* HOLDINGS MAY VARY

INVESTMENT STRATEGY
The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that we believe are undervalued by the stock market. In selecting investments for the Fund, we choose companies that we believe have above average growth potential. We rotate the Fund's investments among various market sectors based on our research of business cycles. Our strategy focuses on large-cap stocks with a strong growth history. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR FOR THREE YEARS. THE BAR CHART DOES NOT REFLECT THE IMPACT OF INSURANCE-RELATED CHARGES AND EXPENSES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

    1996           23.75
    1997           36.54
    1998           28.97
BEST QUARTER   WORST QUARTER
   22.64%         -11.91%
 (12/31/98)      (9/30/98)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR DECEMBER 31, 1998 TO THOSE OF THE S & P 500 INDEX.

                              1 YEAR         SINCE
                                             FUND
                                             INCEPTION
CAPITAL APPRECIATION FUND     28.97%         29.78%*
S&P 500 INDEX                 28.60%         29.06%**

* Since 10/2/95
** Since 10/31/95

SIMPLY SPEAKING . . .
WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely recognized index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND EXPENSES

This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

Investment Advisory Fees                1.15%
Other Expenses                           .26%
Total Annual Fund Operating Expenses    1.41%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR         3 YEARS        5 YEARS        10 YEARS
     $144           $446           $771           $1,691

SIMPLY SPEAKING . . .
FUND EXPENSES
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from the Fund's assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor is voluntarily waiving a portion of its fees. ACTUAL INVESTMENT ADVISORY FEES AND TOTAL OPERATING EXPENSES ARE

 .89% AND 1.15%, RESPECTIVELY. The Advisor could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Advisors."

INTERNATIONAL EQUITY FUND
            FUND SUMMARY
INVESTMENT GOAL                 Long-term capital appreciation
INVESTMENT FOCUS                Foreign common stocks
SHARE PRICE VOLATILITY          High
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify undervalued foreign
                                companies with good fundamentals
INVESTOR PROFILE                Investors who want an increase in the value of
                                their investment without regard to income; are willing to accept the increased risks of international investing for the possibility of higher returns; and want exposure to a diversified portfolio of international stocks

TOP FIVE HOLDINGS
AS OF MARCH 31, 1999*
Telecom Italia Spa       4.2%
RWE AG                   2.9%
Bank of Ireland          2.5%
Nippon Telegraph &
Telephone Corp           2.4%
Allied Zurich            2.0%

* HOLDINGS MAY VARY

INVESTMENT STRATEGY
The International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. In selecting investments for the Fund, we diversify the Fund's investments among at least three foreign countries. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. Our "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. Our goal is to find companies with top management, quality products and sound financial positions, that are trading at a discount to their perceived value. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

WHAT ARE THE RISKS OF
INVESTING IN THE FUND?

The Fund invests primarily in common stocks of foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging markets securities may be even more susceptible to these risks.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR FOR 2 YEARS. THE BAR CHART DOES NOT REFLECT THE IMPACT OF
INSURANCE-RELATED CHARGES AND EXPENSES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

      1997              16.84%
      1998              10.80%

  BEST QUARTER      WORST QUARTER
     16.62%            -17.68%
   (12/31/98)         (9/30/98)

This table compares the Fund's average annual total returns for the periods ending December 31, 1998 to those of the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index.

                                        SINCE FUND
                              1 YEAR    INCEPTION
INTERNATIONAL EQUITY FUND     10.80%    13.66%*
MSCI EAFE INDEX               20.00%    9.39%**

* Since 11/7/96
** Since 11/30/96

FUND EXPENSES

This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

Investment Advisory Fees                1.25%
Other Expenses                           .82%
Total Annual Fund Operating Expenses    2.07%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR         3 YEARS        5 YEARS        10 YEARS
     $210           $649           $1,114         $2,400

SIMPLY SPEAKING . . .
FUND EXPENSES
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from the Fund's assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor is voluntarily waiving a portion of its fees. ACTUAL INVESTMENT ADVISORY FEES AND TOTAL OPERATING EXPENSES ARE
 .78% AND 1.60%, RESPECTIVELY. The Advisor could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Advisors."

SIMPLY SPEAKING . . .
WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely recognized index of over 900 securities listed on the stock exchanges in Europe, Australia, and the Far East.

INVESTMENT GRADE BOND FUND
            FUND SUMMARY
INVESTMENT GOAL                 High total return through current income and
                                capital appreciation, while preserving the
                                principal amount invested
INVESTMENT FOCUS                Investment grade U.S. government and corporate
                                debt securities
SHARE PRICE VOLATILITY          Medium
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify relatively inexpensive
                                securities in a selected market index
INVESTOR PROFILE                Investors who want to receive income from their
                                investment, as well as an increase in the value of the investment

TOP FIVE HOLDINGS
AS OF MARCH 31,1999*
United States Treasury Bond     12.7%
Government National
Mortgage Association            10.5%
Government National
Mortgage Association            10.1%
Government National
Mortgage Association            8.3%
United States Treasury Bond     4.4%

* HOLDINGS MAY VARY

INVESTMENT STRATEGY
The Investment Grade Bond Fund invests primarily in investment grade corporate debt securities, U.S. Treasury obligations, securities of the U.S. government or its agencies, and mortgage-backed securities. In selecting investments for the Fund, we try to minimize risk while attempting to outperform selected market indices. Currently, our selected index is the Lehman Brothers Government/Corporate Bond Index, a widely recognized, unmanaged index of investment grade government and corporate debt securities. We seek to invest more in portions of the index that seem relatively inexpensive, and less in those that seem expensive. We allocate the Fund's investments among various market sectors based on our analysis of historical data, yield information, and credit ratings. We anticipate that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The Fund invests primarily in investment grade debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates or changes in credit quality. This risk is greater for long-term debt securities than for short-term debt securities. In addition, an issuer may be unable to make timely payments of principal or interest to the Fund. Some investment grade debt securities have speculative characteristics. In addition, the Fund is subject to the risk of investing in mortgage-backed securities. See "Mortgage-Backed Securities" Backed Securities" to the right.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.
THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR FOR 3 YEARS. THE BAR CHART DOES NOT REFLECT THE IMPACT OF
INSURANCE-RELATED CHARGES AND EXPENSES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

       1996              2.29
       1997              8.84
       1998              9.38

   BEST QUARTER     WORST QUARTER
       5.32%            -2.02%
     (9/30/98)         (3/31/96)

This table compares the Fund's average annual total returns for the periods ending December 31, 1998 to those of the Lehman Brothers Government/Corporate Bond Index.

                         1 YEAR         SINCE FUND
                                        INCEPTION
INVESTMENT GRADE
BOND FUND                9.38%          7.45%*
LEHMAN GOVERNMENT/
CORPORATE BOND INDEX     9.47%          7.98%**

* Since 10/2/95
** Since 10/31/95

SIMPLY SPEAKING . . .
WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Government/Corporate Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least 1 year.

SIMPLY SPEAKING . . .
MORTGAGE-BACKED SECURITIES
A mortgaged-backed security pools all interest and principal payments from the underlying mortgages and pays it to the security's owner. The mortgages underlying mortgaged-backed securities may mature or be paid off before the stated maturity date. This has four drawbacks. First, the Fund may lose interest income on its investment. Second, the monthly income payments to the Fund may fluctuate. Third, we cannot predict the maturity of the Fund's investment with certainty. Fourth, we would invest any resulting proceeds elsewhere, generally at lower interest rates.

FUND EXPENSES

This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

Investment Advisory Fees                .74%
Other Expenses                          .60%
Total Annual Fund Operating Expenses    1.34%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR         3 YEARS        5 YEARS        10 YEARS
     $136           $425           $734           $1,613

SIMPLY SPEAKING . . .
FUND EXPENSES
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from the Fund's assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor is voluntarily waiving a portion of its fees. ACTUAL INVESTMENT ADVISORY FEES AND TOTAL OPERATING EXPENSES ARE .15% AND
 .75%, RESPECTIVELY. The Advisor could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Advisors".

MID-CAP EQUITY FUND
            FUND SUMMARY
INVESTMENT GOAL                 Capital appreciation
INVESTMENT FOCUS                U.S. mid-cap common stocks
SHARE PRICE VOLATILITY          Moderate to high
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify companies with above
                                average growth potential at an attractive price
INVESTOR PROFILE                Investors who want the value of their investment
                                to grow and who are willing to accept more volatility for the possibility of higher returns

TOP FIVE HOLDINGS
AS OF MARCH 31, 1999*
Teradyne Incorporated           3.8%
ADC Telecommunications          3.3%
Family Dollar Stores            3.1%
Avis Rent A Car Incorporated    2.9%
Immunex Corporation-New         2.9%

* HOLDINGS MAY VARY

INVESTMENT STRATEGY
The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies. In selecting investments for the Fund, we choose companies that have small- to mid-sized market capitalizations (i.e., companies with market capitalizations of $500 million to $7 billion) and that offer above average growth potential at attractive prices. We evaluate companies based on their industry sectors and the market in general. The Fund maintains large holdings in the industries that appear to perform best during a given business cycle. We analyze companies that are in favored industries based on their fundamental characteristics, such as growth rates and earnings. We do not consider current income in selecting investments for the Fund. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The Fund invests primarily in mid-cap common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, small- to mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR FOR 3 YEARS. THE BAR CHART DOES NOT REFLECT THE IMPACT OF
INSURANCE-RELATED CHARGES AND EXPENSES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

        1996             16.05
        1997             22.23
        1998             7.16

    BEST QUARTER     WORST QUARTER
       24.40%           -19.56%
     (12/31/98)        (9/30/98)

This table compares the Fund's average annual total returns for the periods ending December 31, 1998 to those of the S&P MidCap 400 Index.

                              1 YEAR         SINCE FUND
                                             INCEPTION
MID-CAP EQUITY FUND           7.16%          14.86%*
S&P MIDCAP 400 INDEX          19.12%         23.57%**

*Since 10/2/95
**Since 10/31/95

SIMPLY SPEAKING . . .
WHAT IS AN INDEX?
An index measures the market prices of
a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P MidCap 400 Index is a widely recognized index of 400 U.S. mid-cap common stocks chosen for market size, liquidity, and industry group representation.

FUND EXPENSES

This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

Investment Advisory Fees                1.15%
Other Expenses                          .38%
Total Annual Fund Operating Expenses    1.53%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR         3 YEARS        5 YEARS        10 YEARS
     $156           $483           $834           $1,824

SIMPLY SPEAKING . . .
FUND EXPENSES
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from the Fund's assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor is voluntarily waiving a portion of its fees. ACTUAL INVESTMENT ADVISORY FEES AND TOTAL OPERATING EXPENSES ARE .77% AND 1.15%, RESPECTIVELY. The Advisor could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Advisors"."

SMALL CAP EQUITY FUND
            FUND SUMMARY
INVESTMENT GOAL
     PRIMARY GOAL               Capital appreciation
     SECONDARY GOAL             Current income
INVESTMENT FOCUS                U.S. small-cap common stocks
SHARE PRICE VOLATILITY          Moderate
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify undervalued small-cap
                                stocks
INVESTOR PROFILE                Investors who primarily want the value of their
                                investment to grow, but want to receive some income from their investment

TOP FIVE HOLDINGS
AS OF MARCH 31, 1999*
Interface Incorporated, Class A    4.4%
Polaroid Corporation               4.3%
Norrell Corporation                4.3%
Mentor Corporation/Minn            3.6%
SEA Containers LTD.                2.8%

* HOLDINGS MAY VARY

INVESTMENT STRATEGY
The Small Cap Equity Fund primarily invests in common stocks of U.S. companies. In selecting investments for the Fund, we choose common stocks of small-sized companies (i.e., companies with market capitalizations under $1 billion) that we believe are undervalued in the market. The Fund is diversified as to issuers and industries.

WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The Fund invests primarily in small-cap common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, small-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S SHARES FOR 1 YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF INSURANCE-RELATED CHARGES AND EXPENSES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

       1999            -12.18

   BEST QUARTER     WORST QUARTER
      11.16%           -20.97%
    (12/31/98)        (9/30/98)

This table compares the Fund's average annual total returns for the periods ending December 31, 1998 to those of the Russell 2000 Index.

                         1 YEAR    SINCE FUND
                                   INCEPTION
SMALL CAP EQUITY FUND    -12.18%   -11.85%*
RUSSELL 2000 INDEX       -2.55%    -1.27%**

*Since 10/22/97
**Since 10/31/97

SIMPLY SPEAKING . . .
WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Index is a widely recognized index of the 2,000 smallest U.S. companies out of the 3,000 largest companies.

FUND EXPENSES

This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

Investment Advisory Fees                1.15%
Other Expenses                           .75%
Total Annual Fund Operating Expenses    1.90%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR         3 YEARS        5 YEARS        10 YEARS
     $193           $597           $1,026         $2,222

SIMPLY SPEAKING . . .
FUND EXPENSES
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from the Fund's assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor is voluntarily waiving a portion of its fees. ACTUAL INVESTMENT ADVISORY FEES AND TOTAL OPERATING EXPENSES ARE
 .45% AND 1.20%, RESPECTIVELY. The Advisor could discontinue this voluntary waiver at any time.

For more information about these fees, see "Investment Advisors".

VALUE INCOME STOCK FUND
            FUND SUMMARY
INVESTMENT GOAL
     PRIMARY GOAL               Current income
     SECONDARY GOAL             Capital appreciation
INVESTMENT FOCUS                U.S. common stocks
SHARE PRICE VOLATILITY          Moderate
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify high
                                dividend-paying,undervalued stocks
INVESTOR PROFILE                Investors who are looking for current income and
                                capital appreciation with less volatility than the average stock fund

TOP FIVE HOLDINGS
AS OF MARCH 31, 1999*
GTE Corporation                 2.6%
Baxter International
Incorporated                    2.5%
Atlantic Richfield Company      2.4%
Bank One Corporation            2.3%
Block H&R, Incorporated         2.2%

* HOLDINGS MAY VARY

INVESTMENT STRATEGY
The Value Income Stock Fund invests primarily in common stocks and other equity securities of U.S. companies. In selecting investments for the Fund, we primarily choose companies that have a market capitalization of at least $500 million and that have a history of paying regular dividends. We focus on high dividend-paying stocks that trade below their historical value. Our "bottom-up" approach to stock selection emphasizes individual stocks over economic trends.

WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, common stocks held by the Fund may stop paying dividends or pay less in dividends than we expected.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR FOR 3 YEARS. THE BAR CHART DOES NOT REFLECT THE IMPACT OF
INSURANCE-RELATED CHARGES AND EXPENSES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

1996      18.64
1997      26.82
1998       9.69

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE S&P/BARRA VALUE 500 INDEX.

                              1 YEAR    3 YEAR    SINCE FUND
                                                  INCEPTION
VALUE INCOME STOCK FUND       9.69%     18.18%    19.25%*
S&P/BARRA VALUE 500 INDEX     14.68%    22.06%    23.81%**

*Since 10/2/95
**Since 10/31/95

SIMPLY SPEAKING . . .
WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P/Barra Value 500 Index is a widely recognized index of the stocks in the S&P 500 Index that have lower price-to-book ratios.

FUND EXPENSES

This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

Investment Advisory Fees                  .80%
Other Expenses                            .31%
Total Annual Fund Operating Expenses     1.11%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR    3 YEARS   5 YEARS   10 YEARS
     $113      $353      $612      $1,352

SIMPLY SPEAKING . . .
FUND EXPENSES
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from the Fund's assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor is voluntarily waiving a portion of its fees. ACTUAL INVESTMENT ADVISORY FEES AND TOTAL OPERATING EXPENSES ARE .64% AND .95%, RESPECTIVELY. The Advisor could discontinue this voluntary waiver at any time.

For more information about these fees, see "Investment Advisors".

MORE INFORMATION ABOUT RISK

EQUITY RISK
CAPITAL APPRECIATION FUND
MID-CAP EQUITY FUND
SMALL CAP EQUITY FUND
VALUE INCOME STOCK FUND

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK
INVESTMENT GRADE BOND FUND

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.
INVESTMENT GRADE BOND FUND
     MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security and the Fund may lose interest income on its investment. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITY RISKS
INTERNATIONAL EQUITY FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.
In addition to these risks, certain foreign securities may be subject to the following additional risk factors:
     CURRENCY RISK - Investments in foreign securities denominated in foreign currencies involve additional risks, including:
          - The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.
          - A Fund may incur substantial costs in connection with conversions between various currencies.
          - A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.
          - Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

YEAR 2000 RISK
ALL FUNDS

The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Funds have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Funds. While it is likely that such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business. Furthermore, many foreign countries are not as prepared as the

U.S. for the year 2000 transitions. As a result, computer difficulties in foreign markets and with foreign institutions as a result of the year 2000 may add to the possibility of losses to the Funds and their shareholders.

EACH FUND'S PRINCIPAL INVESTMENTS AND INVESTMENT ADVISOR
FUND INVESTMENTS
The table below shows each Fund's principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.

                     CAPITAL                  INVESTMENT  MID-CAP                  VALUE
                  APPRECIATION INTERNATIONAL  GRADE BOND   EQUITY    SMALL CAP    INCOME
                      FUND      EQUITY FUND      FUND       FUND    EQUITY FUND STOCK FUND
---------------------------------------------------------------------------------------------
 U.S. STOCKS            X                                    X           X           X
---------------------------------------------------------------------------------------------
 FOREIGN STOCKS                      X
---------------------------------------------------------------------------------------------
 CORPORATE DEBT                                    X
 SECURITIES
---------------------------------------------------------------------------------------------
 MORTGAGE-BACKED                                   X
 SECURITIES
---------------------------------------------------------------------------------------------
 U.S. GOVERNMENT                                   X
 SECURITIES
---------------------------------------------------------------------------------------------


In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information (SAI). Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements, and short-term obligations. In addition, the Investment Grade Bond Fund may shorten its average weighted maturity to as little as 90 days. The Small Cap Equity Fund also may invest in investment grade fixed income securities and mid- to large-cap common stocks. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

INVESTMENT ADVISOR
The Investment Advisor makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Advisor and establishes policies that the Advisor must follow in its management activities.

STI Capital Management, N.A. (STI), P.O. Box 3808, Orlando, Florida 32802, serves as the Advisor to the Funds. As of December

31, 1998, STI Capital Management, N.A. had approximately $14.7 billion in assets under management. For the period ended December 31, 1998, STI Capital Management, N.A. received advisory fees of:


               CAPITAL APPRECIATION FUND               .89%
               INTERNATIONAL EQUITY FUND               .78%
               INVESTMENT GRADE BOND FUND              .15%
               MID-CAP EQUITY FUND                     .77%
               SMALL CAP EQUITY FUND                   .45%
               VALUE INCOME STOCK FUND                 .64%


PORTFOLIO MANAGERS
Mr. Anthony R. Gray has served as Chairman and Chief Investment Officer of STI since 1979. He has managed the Capital Appreciation Fund since it began operating in October 1995. He has more than 30 years of investment experience.

Mr. L. Earl Denney, CFA has served as Senior Vice President of STI since 1983. He has managed the Investment Grade Bond Fund since it began operating in October 1995. He has more than 20 years of investment experience in fixed income investment management. Prior to joining STI, he served as fixed income portfolio manager with American National Bank.

Mr. Ned Dau has served as Managing Director of STI since 1997. He has managed the International Equity Fund since May 1997. He has more than six years of investment experience. Prior to joining STI, he served as senior international equity analyst for American Express Financial Advisors from 1996 to 1997 and for the Principal Financial Group from 1992 to 1995.

Mr. John Hamlin joined STI as a portfolio manager in March 1999. Mr. Hamlin has managed the Mid-Cap Equity Fund since April 1999. Prior to joining STI, he had more than 19 years of investment experience as a portfolio manager at Phoenix Investment Counsel, Inc.

Mr. Brett Barner, CFA, has served as Vice President of STI since 1994. He has managed the Small Cap Equity Fund since it began operating in October 1997. He has more than 10 years of investment experience and has been a portfolio manager with STI since 1990. Prior to joining STI, he served as a consultant with Drexel Burnham Lambert and Shearson Lehman Brothers.

Mr. Mills Riddick, CFA, has been a portfolio manager with STI since 1989 and has served as a Managing Director since 1994. He has managed the Value Income Stock Fund since it began operating in October 1995. Mr. Riddick has more than 15 years of investment experience. Prior to joining STI, he served as a broker with Drexel Burnham Lambert.

PURCHASING AND SELLING FUND SHARES
PURCHASING FUND SHARES
HOW TO PURCHASE FUND SHARES
Generally, you may not purchase Fund shares directly. Rather, fund shares are sold to insurance companies for their separate accounts. Separate accounts are used by insurance companies to fund variable annuity and variable life insurance contracts. As a result, you as a customer of an insurance company may purchase Fund shares through these contracts. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, repayments and benefit payments to the terms of the Contract at the Fund's net asset value per share calculated as of that same day. Please refer to the Contract prospectus for information on how to make investments and redemptions.

SIMPLY SPEAKING. . .
WHEN CAN YOU PURCHASE SHARES?
Shares are offered continuously and may be purchased on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after we receive your purchase order. We calculate each Fund's NAV once each Business Day at the regularly scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, to receive the current Business Day's NAV, generally we must receive your purchase order (from your insurance company) before 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV
In calculating NAV for the Fund, we generally value a Fund's portfolio at market price. If market prices are unavailable or we think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

SIMPLY SPEAKING. . .
NET ASSET VALUE
NAV for one Fund share is the value of that share's portion of all of the assets in the Fund.

HOW TO SELL FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting your insurance company. All redemption requests will be processed and payments will be made within seven days after tender. Your insurance company will give you information about how to sell your shares. The sale price of each share will be the next NAV determined after we receive your request from your insurance company. Your insurance company or retirement plan sponsor may have different cutoff times for determining NAV. Please refer to the Contract prospectus for information on how to make investments and redemptions.

SUSPENSION OF YOUR RIGHT TO
SELL YOUR SHARES

The Trust may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our SAI.

HISTORICAL FINANCIAL INFORMATION
FINANCIAL HIGHLIGHTS
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by Arthur Andersen, LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-874-4700.

SIMPLY SPEAKING. . .
FINANCIAL HIGHLIGHTS
Study these tables to see how each Fund performed since it began investment operations.




FINANCIAL HIGHLIGHTS

STI CLASSIC VARIABLE TRUST FUNDS  For the Periods Ended through December 31,
1998

For a Share Outstanding Throughout the Period

                                                        Net Realized and      Distributions
                 Net Asset Value                        Unrealized Gains         from Net       Distributions from
                  Beginning of      Net Investment        (Losses) on          Investment        Realized Capital
                     Period         Income (Loss)         Investments            Income               Gains
------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
1998                 $17.27            $0.07                 $4.54              $(0.08)              $(1.76)
1997                  13.06             0.10                  4.63               (0.10)               (0.42)
1996                  10.66             0.12                  2.40               (0.12)                 --
1995 (1)              10.00             0.04                  0.66               (0.04)                 --

INTERNATIONAL EQUITY FUND
1998                 $11.87            $0.10                 $1.17              $(0.01)              $(0.08)
1997                  10.16             0.03                  1.68                 --                   --
1996 (3)              10.00             0.01                  0.16               (0.01)                 --

INVESTMENT GRADE BOND FUND
1998                 $10.19            $0.54                 $0.39              $(0.54)                $--
1997                   9.92             0.58                  0.27               (0.58)                 --
1996                  10.25             0.54                 (0.33)              (0.54)                 --
1995 (1)              10.00             0.13                  0.25               (0.13)                 --

MID-CAP EQUITY FUND (A)
1998                 $13.97            $0.00                 $0.70                 --                $(1.11)
1997                  11.86            (0.01)                 2.64               (0.01)               (0.51)
1996                  10.27             0.06                  1.59               (0.06)                 --
1995 (1)              10.00             0.05                  0.27               (0.05)                 --

SMALL CAP EQUITY FUND
1998                  $9.77            $0.12                $(1.30)             $(0.11)                $--
1997 (2)              10.00             0.03                 (0.23)              (0.03)                 --

VALUE INCOME STOCK FUND
1998                 $15.21            $0.27                 $1.02              $(0.28)              $(1.14)
1997                  12.41             0.28                  3.02               (0.28)               (0.22)
1996                  10.67             0.23                  1.74               (0.23)                 --
1995 (1)              10.00             0.06                  0.67               (0.06)                 --

                                                                           Ratio of          Ratio of Net
                     Net Asset                                            Expenses to     Investment Income
                   Value End of                      Net Assets End       Average Net     (Loss) to Average
                      Period         Total Return    of Period (000)        Assets            Net Assets
-----------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
1998                  $20.04            28.97%          $105,560             1.15%               0.43%
1997                   17.27            36.54             61,877             1.15                0.70
1996                   13.06            23.75             25,189             1.15                1.15
1995 (1)               10.66             6.96*             3,778             1.15                1.69

INTERNATIONAL EQUITY FUND
1998                  $13.05            10.80%           $18,926             1.60%               0.63%
1997                   11.87            16.84             13,847             1.60                0.41
1996 (3)               10.16             1.70*               995             1.60                1.83

INVESTMENT GRADE BOND FUND
1998                  $10.58             9.38%           $19,236             0.75%               5.19%
1997                   10.19             8.84              9,902             0.75                5.81
1996                    9.92             2.29              8,039             0.75                5.54
1995 (1)               10.25             3.68*             3,115             0.75                5.04

MID-CAP EQUITY FUND (A)
1998                  $13.56             7.16%           $31,075             1.15%              (0.29)%
1997                   13.97            22.23             23,913             1.15               (0.07)
1996                   11.86            16.05             14,294             1.15                0.58
1995 (1)               10.27             3.19*             3,409             1.15                2.22

SMALL CAP EQUITY FUND
1998                   $8.48           (12.18)%          $13,145             1.20%               1.23%
1997 (2)                9.77            (2.05)*            7,563             1.20                1.62

VALUE INCOME STOCK FUND
1998                  $15.08             9.69%           $98,759             0.95%               1.90%
1997                   15.21            26.82             72,747             0.95                2.09
1996                   12.41            18.64             31,216             0.95                2.45
1995 (1)               10.67             7.31*             4,015             0.95                2.98

                                          Ratio of Net
                 Ratio of Expenses     Investment Income
                    to Average         (Loss) to Average
                    Net Assets             Net Assets
                (Excluding Waivers    (Excluding Waivers
                       and                    and             Portfolio
                  Reimbursements)        Reimbursements)    Turnover Rate
-------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
1998                   1.41%                 0.17%             219.17%
1997                   1.60                  0.25              195.86
1996                   2.43                 (0.13)             148.48
1995 (1)               6.18                 (3.34)               8.05

INTERNATIONAL EQUITY FUND
1998                   2.07%                 0.16%             128.93%
1997                   2.93                 (0.92)              99.14
1996 (3)              31.39                (27.96)               --

INVESTMENT GRADE BOND FUND
1998                   1.34%                 4.60%             183.13%
1997                   1.58                  4.98              219.22
1996                   2.78                  3.51              303.30
1995 (1)               6.05                 (0.26)             108.55

MID-CAP EQUITY FUND (A)
1998                   1.53%                (0.67)%             92.27%
1997                   1.77                 (0.69)             138.98
1996                   2.79                 (1.06)             139.60
1995 (1)               6.34                 (2.97)              13.29

SMALL CAP EQUITY FUND
1998                   1.89%                 0.54%              49.10%
1997 (2)               2.66                  0.16                4.11

VALUE INCOME STOCK FUND
1998                   1.11%                 1.74%              76.36%
1997                   1.23                  1.81              104.84
1996                   1.95                  1.45               79.80
1995 (1)               5.72                 (1.79)               7.17

(1) Commenced operations on October 2, 1995. All ratios for the period have been annualized.
(2) Commenced operations on October 22, 1997. All ratios for the period have been annualized.
(3) Commenced operations on November 7, 1996. All ratios for the period have been annualized.
 *   Returns are for the period indicated and have not been annualized.
(A) During the fiscal year ended December 31, 1996, the Aggressive Growth Fund changed its name to the Mid-Cap Equity Fund.
Amounts designated as "--" are either $0 or rounded to $0.

OTHER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund distributes its income as follows:

Capital Appreciation Fund     Quarterly
International Equity Fund     Annually
Mid-Cap Equity Fund           Quarterly
Small-Cap Equity Fund         Quarterly
Value Income Stock Fund       Quarterly
Investment Grade Bond Fund    Declares dividend income daily/pays dividends
                              monthly

Each fund makes distributions of capital gains, if any, at least annually. Dividends are paid in the form of additional shares.

SIMPLY SPEAKING. . .
THE "RECORD DATE"
If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

TAXES
Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their insurance company shareholders. This summary is based on current tax laws, which may change. For more information about the tax consequences of an investment in an insurance contract, see the attached Contract prospectus.

The Funds expect that they will not have to pay income taxes if they distribute all of their income gains. Net income and realized capital gains that the Funds distribute are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the Contract prospectus.

MORE INFORMATION ABOUT TAXES IS IN OUR SAI.

STI CLASSIC VARIABLE TRUST

INVESTMENT ADVISORS
STI Capital Management, N.A.

DISTRIBUTOR
SEI Investments Distribution Co.

Legal Counsel
Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Our SAI dated May 1, 1999, includes detailed information about the STI Classic Variable Trust
 The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMIANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE:
Call 1-800-874-4770

BY MAIL:
Write to us c/o
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456.
By Internet:
http://www.suntrust.com

FROM THE SEC: From the SEC: You can also obtain documents, and other information about the STI Classic Variable Trust, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. The Fund's Investment Company Act registration number is 811-09032.

                          STI CLASSIC VARIABLE TRUST

                               INVESTMENT ADVISOR:

                          STI CAPITAL MANAGEMENT, N.A.


This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Trust's prospectus dated May 1, 1999. Prospectuses may be obtained through the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

                                TABLE OF CONTENTS

                                                                           PAGE
THE TRUST...................................................................B-2
DESCRIPTION OF PERMITTED INVESTMENTS........................................B-2
INVESTMENT LIMITATIONS.....................................................B-12
THE INVESTMENT ADVISOR.....................................................B-14
THE ADMINISTRATOR..........................................................B-15
THE DISTRIBUTOR............................................................B-16
TRUSTEES AND OFFICERS OF THE TRUST.........................................B-16
COMPUTATION OF YIELD.......................................................B-19
CALCULATION OF TOTAL RETURN................................................B-20
PURCHASE AND REDEMPTION OF SHARES..........................................B-21
NET ASSET VALUE--PRICING OF PORTFOLIO SECURITIES...........................B-22
TAXES......................................................................B-22
FUND TRANSACTIONS..........................................................B-24
TRADING PRACTICES AND BROKERAGE............................................B-25
DESCRIPTION OF SHARES......................................................B-28
SHAREHOLDER LIABILITY......................................................B-28
5% AND 25% SHAREHOLDERS....................................................B-29
LIMITATION OF TRUSTEES' LIABILITY..........................................B-30
EXPERTS....................................................................B-30
APPENDIX....................................................................A-1
FINANCIAL STATEMENTS........................................................F-1


May 1, 1999

THE TRUST


STI Classic Variable Trust (the "Trust") is a diversified, open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Declaration of Trust permits the Trust to offer separate series ("Funds") of units of beneficial interest ("shares"). Each share of each Fund represents an equal proportionate interest in that portfolio. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of various life insurance companies. This Statement of Additional Information relates to the Investment Grade Bond Fund, Capital Appreciation Fund, Value Income Stock Fund, Mid-Cap Equity Fund, International Equity Fund, and Small Cap Equity Fund. These various series are collectively referred to herein as the "Funds."


DESCRIPTION OF PERMITTED INVESTMENTS

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Advisor, be equivalent to the ratings applicable to permitted investments for a Fund. The Advisor will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

STRIPS

Separately Traded Interest and Principal Securities ("STRIPS") which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Advisor will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing investors' redemption rights and of deviations in the value of the shares of the Funds.

U.S. GOVERNMENT AGENCY SECURITIES

Agencies of the United States Government which issue U.S. Government Agency Securities consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association

("GNMA"), Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury (E.G., GNMA), others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality (E.G., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Investment Grade Bond Fund may also invest in privately issued mortgage-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two highest categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

DETERMINING MATURITIES OF MORTGAGE-BACKED SECURITIES

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for the Funds, it will be deemed to have a remaining maturity equal to its average life as estimated by the Advisor. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Advisor will be the actual average life.

ASSET-BACKED SECURITIES

Asset-backed securities include company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (E.G., a Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

STANDBY COMMITMENTS AND PUTS

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in debt securities. The right to put securities depends on the writer's ability to pay for the securities at the time the put is exercised. Put transactions by the Funds are generally limited to institutions which the Advisor believes present minimal credit risks, and the Advisor would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to a Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the

Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in a Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

OBLIGATIONS OF SUPRANATIONAL AGENCIES

Obligations of supranational agencies include those issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

WHEN-ISSUED SECURITIES

For securities purchased on a when-issued basis, delivery and payment normally take place within 45 days after the date of commitment to purchase. A Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on these securities to the purchaser during this period. The payment obligation and the interest rate that will be received on these securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Custodian, and the Funds will maintain cash or liquid securities in an amount at least equal in value to a Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid securities, in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

Investors will receive written notification at least thirty days prior to any change in a Fund's investment objective. The phrase "principally invests" as used in the prospectus means that the Fund invests at least 65% of its assets in the securities as described in the sentence. Each tax-exempt fund invests at least 80% of its total assets in securities with income exempt from federal income and alternative minimum taxes.

SECURITIES LENDING

Each Fund may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities which consists of: cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker-dealer affiliate of the Advisor as a broker in these transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Deposit requirements on futures contracts customarily range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy the required margin, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

Traders in futures contracts and related options may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts and related options only for bona fide hedging purposes.

Regulations of the Commodity Futures Trading Commission applicable to the Funds require that the futures transactions and related options constitute bona fide hedging transactions, except that the International Equity Fund may enter into such transactions for other than bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions do not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts and options on futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RISK FACTORS IN FUTURES TRANSACTIONS

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

The Funds will minimize the risk that they will be unable to close out a futures contract by entering into futures contracts only if they are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds will be engaged in futures transactions only for hedging purposes, the Advisor does not believe that the Funds will generally be subject to the risks of loss frequently associated with futures transactions. The Funds presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the fund securities being hedged. It is also possible that the Funds could both lose money on futures contracts and experience a decline in value of its fund securities. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy of a broker with whom the Funds have an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

OPTIONS

A Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

The Funds will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

FOREIGN INVESTMENTS

Foreign investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities, and American Depositary

Receipts (ADRs). These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

By investing in foreign securities, a Fund attempts to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by the Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of a Fund that invests in foreign securities, when included in appropriate amounts in a portfolio otherwise consisting of domestic securities, may provide a source of increased diversification. Each Fund seeks increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The international investments of the Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from a Fund's investments in another country's markets.

RESTRICTED SECURITIES

Restricted Securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Permitted investments for the Fund include Restricted Securities, and the Fund may invest up to 15% of its net assets in illiquid securities, subject to the Fund's investment limitations on the purchase of illiquid securities. Restricted Securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Fund's Advisor pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such Restricted Securities, the Advisor intends to purchase securities that are exempt from registration under Rule 144A of the 1933 Act.

INVESTMENT COMPANY SHARES

Investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Investors would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

OTHER INVESTMENTS

The Trust is not prohibited from investing in obligations of banks which are clients of SEI Investments Company ("SEI Investments"), the parent company of the Administrator and the Distributor. However, the purchase of shares of the Trust by such banks or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations issued by the Advisor.

Investors will receive written notification at least thirty days prior to any change in a Fund's investment objective.

INVESTMENT LIMITATIONS

The following are fundamental policies of each Fund and cannot be changed with respect to a Fund without the consent of the holders of a majority of a Fund's outstanding shares.

A Fund may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements; and (c) the

     Investment Grade Bond Fund and the Value Income Stock Fund may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that the Investment Grade Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized obligations and REMICs). However, subject to its permitted investment spectrum, a Fund may purchase marketable securities issued by companies which own or invest in real estate, commodities or commodities contracts, and commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

9. Purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies unless as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, except that the International Equity and Small Cap Equity Funds' purchases are not limited to money market funds. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICY

No Fund may purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE INVESTMENT ADVISOR

The Trust and STI Capital Management, N.A. (the "Advisor") have entered into an advisory agreement with the Trust (the "Advisory Agreement") dated August 18, 1995. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its Investors by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Advisor but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Advisor and/or the Administrator will bear the amount of such excess. The Advisor will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

For the period from commencement of operations to the fiscal years ended December 31, 1998, 1997 and 1996, the Trust paid the following advisory fees:


-----------------------------------------------------------------------------------------------------------------------------
         FUND                                     FEES PAID                                FEES WAIVED OR REIMBURSED
                                    1998            1997              1996            1998            1997              1996
-----------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund        $107,213        $ 0                $ 0           $ 85,323        $ 70,532          $118,806
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund         $960,564        $310,665           $ 0           $218,450        $197,598          $154,334
-----------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund           $715,023        $274,723           $ 0           $144,498        $151,040          $147,092
-----------------------------------------------------------------------------------------------------------------------------


                                     B-14

-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund               $316,697        $ 99,442           $ 0           $104,569        $117,453          $133,476
-----------------------------------------------------------------------------------------------------------------------------
International Equity Fund         $213,697        $ 0                  *           $ 81,229        $106,197          $ 15,528
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund             $133,405        $ 0                  *           $ 80,770        $ 17,485          $ 0
-----------------------------------------------------------------------------------------------------------------------------


* Not in operation.

THE ADMINISTRATOR


The Trust and SEI Investments Mutual Funds Services (the "Administrator") are parties to an Administration Agreement (the "Administration Agreement") dated August 18, 1995. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the date of the Agreement and shall continue in effect for successive periods of two years subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days' written notice.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional International Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, TIP Funds and Alpha Select Funds.

For the period from commencement of operations to the fiscal years ended December 31, 1998, 1997, and 1996, the Funds paid the following administrative fees:

-----------------------------------------------------------------------------------------------------------------------------------
           FUND                                           FEES PAID                                       FEES WAIVED
                                          1998              1997              1996            1998            1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
  Investment Grade Bond Fund             $62,500           $62,500           $62,500            $0             $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation Fund              $62,500           $62,500           $62,500            $0             $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
  Value Income Stock Fund                $62,500           $62,500           $62,500            $0             $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
  Mid-Cap Equity Fund                    $62,500           $62,500           $62,500            $0             $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund              $75,000           $75,000              *               $0             $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
  Small Cap Equity Fund                  $62,500           $11,815              *               $0             $0             $0
-----------------------------------------------------------------------------------------------------------------------------------


*  Not in operation.

THE DISTRIBUTOR


SEI Investments Distribution Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments distributes the Trust's Shares to the separate accounts, which purchase and redeem these shares at the net asset value without sales or redemption charges.


The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust to accept such order.

With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their dates of birth and their principal occupations for the last five years are set forth below. Unless otherwise noted, the principal business address for each officer listed below is Oaks, Pennsylvania 19456.

DANIEL S. GOODRUM (7/11/26) - Trustee* - Chairman & CEO, SunBank/South Florida, N.A., 1985- 1991; Chairman, Audit Committee and Director, Holy Cross Hospital; Executive Committee Member and Director, Honda Classic Foundation; Director, Broward Community College Foundation.

WILTON LOONEY (4/18/19) - Trustee* - President, Genuine Parts Company, 1961-1964; Chairman of the Board, 1964-1990; Honorary Chairman of the Board, 1990 to present. Director, Rolling, Inc.; Director, RPC Energy Services, Inc.

CHAMPNEY A. MCNAIR (10/30/24) - Trustee* - Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Life and Health Insurance Company; Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Mutual Insurance Company; Chairman, Trust Company of Georgia Advisory Council.

F. WENDELL GOOCH (12/3/32) - Trustee - President, Orange County Publishing Co., Inc., since October 1981. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican since January, 1981. President, H & W Distribution, Inc. since July 1984. Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and STI Classic Funds.

T. GORDY GERMANY (11/28/25) - Trustee - Retired President, Chairman, and CEO of Crawford & Company; held these positions, 1973-1987; member of the Board of Directors, 1970-1990, joined company in 1948; spent entire career at Crawford, currently serves on Boards of Norrell Corporation and Mercy Health Services, the latter being the holding company of St. Joseph's Hospitals.

DR. BERNARD F. SLIGER (9/30/24) - Trustee - Currently on sabbatical leave from Florida State University (1991-92); now serves as visiting professor at the University of New Orleans. President of Florida State University, 1976-91; previous 4 years EVP and Chief Academic Officer; during educational career, taught at Florida State, Michigan State, Louisiana State and Southern University; spent 19 years as faculty member and administrator at Louisiana State University and served as Head of Economics Department, member and Chairman of the Graduate Council, Dean of Academic Affairs and Vice Chancellor. Member of Board of Directors of Federal Reserve Bank of Atlanta, 1983-1988.


JONATHAN T. WALTON (3/28/30) - Trustee - Retired. Executive Vice President, NBD Bank, N.A. and NBD Bancorp, October 1956 to March 1995. Trustee, W.K. Kellogg Trust.

WILLIAM H. CAMMACK (11/24/29) - Trustee* - Chairman & Director, SunTrust Equitable Securities Corporation, January 1998-present. Chairman and CEO, Equitable Asset Management, Inc., December 1993-present. Chairman and CEO, Equitable Trust Company, June 1991-present. Chairman, Equitable Securities Corporation, July 1972-January 1998.


MARK NAGLE (10/20/59) - President and Chief Executive Officer - Vice President and Controller, Funds Accounting since 1996. Vice President of the Administrator and Distributor since 1996. Vice President of Fund Accounting - BISYS Fund Services 1995-1996. Senior Vice President - Fidelity Investments 1981-1995.


TODD CIPPERMAN (2/14/66) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995; Associate, Dewey Ballantine (law firm), 1994-1995.


LINDA GAVALIS (6/5/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (12/21/58) - Vice President and Assistant Secretary - Treasurer of SEI Investments Company since 1997. Assistant Controller of SEI Investments Company since 1995. Vice President of SEI Investments Company since 1991.

JOSEPH M. O'DONNELL (11/13/54) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1988. Vice President and General Counsel, FPS Services, Inc., 1993-1997.

SANDRA K. ORLOW (10/18/53) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1983.

LYNDA J. STRIEGEL (10/30/48) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998.
 Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

KEVIN P. ROBINS (4/15/61) - Vice President, Assistant Secretary - Senior Vice President & General Counsel of SEI, the Administrator and the Distributor since 1994.

KATHRYN L. STANTON (11/19/58) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Administrator and Distributor since 1994.

CAROL ROONEY (5/8/64) - Controller, Treasurer, Chief Financial Officer. A Director of SEI Fund Resources since 1992.

RICHARD W. GRANT (10/25/45) - Secretary -1701 Market Street, Philadelphia, Pennsylvania 19103. Partner, Morgan, Lewis & Bockius LLP (law firm); Counsel to the Trust, Administrator and Distributor, since 1989.

JOHN H. GRADY, JR. (6/1/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1995, counsel to the Trust, Administrator and Distributor.

------------------------

* Messrs. Looney, Goodrum, McNair, and Cammack may be deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940.

The Trustees and officers of the Trust own, in the aggregate, less than 1% of the outstanding shares of the Trust.

For the fiscal year ended December 31, 1998, the Trust paid the following amounts of the Trustees and Officers of the Trust:


-----------------------------------------------------------------------------------------------------------------------------------
                                                              PENSION OR
                                                              RETIREMENT
                                         AGGREGATE              BENEFITS            ESTIMATED           TOTAL COMPENSATION FROM
                                       COMPENSATION            ACCRUED AS             ANNUAL              REGISTRANT AND FUND
     NAME OF PERSON                   FROM REGISTRANT         PART OF FUND        BENEFITS UPON        COMPLEX PAID TO DIRECTORS
      AND POSITION                       FOR FYE 98             EXPENSES            RETIREMENT                 FOR FYE 98
-----------------------------------------------------------------------------------------------------------------------------------
William H. Cammack, Trustee                  $0                    $0                   $0           $ 0 for services on 2 boards
-----------------------------------------------------------------------------------------------------------------------------------
T. Gordy Germany, Trustee                  $17,500                 $0                   $0           $17,500 for services on 2
                                                                                                     boards
-----------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch, Trustee                  $17,500                 $0                   $0           $17,500 for services on 2
                                                                                                     boards
-----------------------------------------------------------------------------------------------------------------------------------
Daniel S. Goodrum, Trustee                 $16,000                 $0                   $0           $16,000 for services on 2
                                                                                                     boards
-----------------------------------------------------------------------------------------------------------------------------------
Wilton Looney, Trustee                     $19,000                 $0                   $0           $19,000 for services on 2
                                                                                                     boards
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              PENSION OR
                                                              RETIREMENT
                                         AGGREGATE              BENEFITS            ESTIMATED           TOTAL COMPENSATION FROM
                                       COMPENSATION            ACCRUED AS             ANNUAL              REGISTRANT AND FUND
     NAME OF PERSON                   FROM REGISTRANT         PART OF FUND        BENEFITS UPON        COMPLEX PAID TO DIRECTORS
      AND POSITION                       FOR FYE 98             EXPENSES            RETIREMENT                 FOR FYE 98
-----------------------------------------------------------------------------------------------------------------------------------
Champney McNair, Trustee                   $16,000                 $0                $0              $16,000 for services on 2
                                                                                                     boards
-----------------------------------------------------------------------------------------------------------------------------------
Bernard F. Sliger, Trustee                 $17,500                 $0                $0              $17,500 for services on 2
                                                                                                     boards
-----------------------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton, Trustee                $10,500                 $0                $0              $10,500 for services on 2
                                                                                                     boards
-----------------------------------------------------------------------------------------------------------------------------------


COMPUTATION OF YIELD

A Fund may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one year period and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

          Yield = 2[(a-b/cd + 1) TO THE POWER OF 6 - 1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Actual yield will depend on such variables as asset quality, average asset maturity, the type of instruments in which a Fund invests, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

CALCULATION OF TOTAL RETURN

From time to time, a Fund may advertise total return. The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

          P(1 + T) TO THE POWER OF n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

From time to time, the Trust may include the names of clients of the Advisor in advertisements and/or sales literature for the Trust. The SEI Funds Evaluation database tracks the total return of numerous tax-exempt pension accounts. The range of returns in these accounts determines the percentile rankings. SunTrust Bank's investment advisory affiliate, STI Capital Management, N.A., acting as the investment advisor for the Funds, STI has been in the top 1% of the SEI Funds Evaluation database for equity managers over the past ten years. SEI's database includes research data on over 1,000 investment managers responsible for over $450 billion in assets.

For the 30-day period ended December 31, 1998, yields on the Funds were as follows:


----------------------------------------------------------------------------
FUND                                                                    YIELD
----------------------------------------------------------------------------
Investment Grade Bond Fund                                              4.78%
----------------------------------------------------------------------------
Capital Appreciation Fund                                               0.24%
----------------------------------------------------------------------------
Value Income Stock Fund                                                 1.85%
----------------------------------------------------------------------------
Mid-Cap Equity Fund                                                      N/A
----------------------------------------------------------------------------
International Equity Fund                                                N/A
----------------------------------------------------------------------------
Small Cap Equity Fund                                                   1.26%
----------------------------------------------------------------------------


Based on the foregoing, the average annual total returns for the Funds from commencement of operations through December 31, 1998 were as follows:


----------------------------------------------------------------------------------------------------
                                                           AVERAGE ANNUAL TOTAL RETURN
                                               -----------------------------------------------------
         FUND                                        ONE YEAR                       SINCE INCEPTION
----------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                             9.38%                            7.45%
----------------------------------------------------------------------------------------------------
Capital Appreciation Fund                             28.97%                           29.78%
----------------------------------------------------------------------------------------------------
Value Income Stock Fund                                9.69%                            14.86%
----------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                    7.16%                            14.92%
----------------------------------------------------------------------------------------------------
International Equity Fund                             10.80%                            13.66%
----------------------------------------------------------------------------------------------------
Small Cap Equity Fund                                -12.18%                            -11.85%
----------------------------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions. An Investor will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange ("NYSE") is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Advisor, the Administrator and/or the Custodian are not open for business.

NET ASSET VALUE--PRICING OF PORTFOLIO SECURITIES

The net asset value per share of the Funds is determined at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), each business day the NYSE is open. Net asset value per share is calculated for purchases and redemptions of Shares of each Fund by dividing the value of total Fund assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of Shares of that Fund outstanding. The net asset value per share of each Fund is determined each business day at the close of business.

The securities of the Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is a summary of certain Federal income tax considerations generally affecting the Funds and their Investors. No attempt is made to present a detailed explanation of the Federal tax treatment of a Fund or its Investors, and the discussion here and in the Trust's prospectus is not intended as a substitute for careful tax planning. Further, this discussion does not address the tax considerations affecting any Contract Owner. Federal income tax considerations affecting such Owners is discussed in the prospectus and the statement of additional information for such Contract.

FEDERAL INCOME TAX

This discussion of Federal income tax considerations is based on the Internal Revenue Code, as amended (the "Code), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its Shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the on-year period ending on October 31 of that calendar year, plus certain other amounts. The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the Federal excise tax applicable to regulated investment companies.

Any gain or loss recognized on a sale or redemption of Shares of a Fund by an Investor who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distributions.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to Investors and the ownership of shares may be subject to state and local taxes.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If a Fund meets the Distribution Requirement, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, the Fund will treat those taxes as dividends paid to its Shareholders. Each Shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the Shareholder had paid the foreign tax directly. The Shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the Shareholders' Federal income tax. In no event shall a Shareholder be allowed a foreign tax credit with respect to shares in the Fund if such shares are held by the Shareholder for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividend. If a Fund makes the election, the Fund will report annually to its Shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may effect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also may require the

Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in the books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisor is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Advisor will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate, out of all commission business generated by all of the funds and accounts under management by the Advisor, brokerage business to brokers or dealers who provide brokerage and research services. These research services include rendering advice, either directly or through publications or writings, about the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Advisor may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Advisor, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Advisor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker dealers in connection with such broker-dealer's provision of services to the Trust or payment of certain Trust expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended December 31, 1998, the Funds paid the following brokerage commissions with respect to portfolio transactions:

----------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL $ AMOUNT OF           TOTAL $ AMOUNT OF          % OF TOTAL         % OF TOTAL
                                    BROKERAGE COMMISSIONS             BROKERAGE              BROKERAGE           BROKERED
        PORTFOLIO                        PAID FYE 98               COMMISSIONS PAID         COMMISSIONS        TRANSACTIONS
                                                                     TO SIDCO IN              PAID TO            EFFECTED
                                                                        FYE 98               SIDCO FOR           THROUGH
                                                                                               FYE 98           SIDCO FOR
                                                                                                                  FYE 98
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond                      $    843                     $  843                  100%                100%
Fund
----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                  $340,807                     $3,512                 1.03%              32.42%
----------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                    $196,590                     $3,905                 1.99%              37.74%
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                        $ 55,918                     $1,068                 1.91%              55.54%
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                  $115,570                     $    0                    0%                  0%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund                      $ 36,442                     $  435                 1.19%              54.15%
----------------------------------------------------------------------------------------------------------------------------------


For the fiscal year ended December 31, 1997, the Funds paid the following brokerage commissions with respect to portfolio transactions:

----------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL $ AMOUNT OF                        TOTAL $ AMOUNT OF BROKERAGE
                PORTFOLIO                             BROKERAGE COMMISSIONS PAID IN                  COMMISSIONS PAID TO SIDCO IN
                                                                  FYE 97                                        FYE 97
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                                       $    383                                       $  383
----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                        $160,630                                       $2,094
----------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                                          $183,900                                       $1,817
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                              $ 64,319                                       $  788
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                        $ 73,036                                       $    0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL $ AMOUNT OF                        TOTAL $ AMOUNT OF BROKERAGE
                PORTFOLIO                             BROKERAGE COMMISSIONS PAID IN                  COMMISSIONS PAID TO SIDCO IN
                                                                  FYE 97                                        FYE 97
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund                                            $  9,824                                       $   74
----------------------------------------------------------------------------------------------------------------------------------


For the fiscal year ended December 31, 1996, the Funds paid the following brokerage fees:

----------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL $ AMOUNT OF BROKERAGE                    TOTAL $ AMOUNT OF BROKERAGE
PORTFOLIO                                          COMMISSIONS PAID IN FYE                    COMMISSIONS PAID TO SIDCO IN FYE
                                                            1996                                            1996
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                                 $   332                                         $ 332
----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                  $48,683                                         $1051
----------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                                    $68,004                                         $ 733
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                        $35,536                                         $ 547
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                  $ 1,565                                         $   0
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund                                         *                                               *
----------------------------------------------------------------------------------------------------------------------------------


* Not in operation.

For the period from the commencement of operations to the fiscal years ended December 31, 1998, 1997 and 1996, the portfolio turnover rate for each of the Funds was as follows:


--------------------------------------------------------------------------------------------------------
                                                                   TURNOVER RATE
            FUND                                   1998                 1997                     1996
--------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                         183%                 219%                      303%
--------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                          219%                 196%                      148%
--------------------------------------------------------------------------------------------------------
Value Income Stock Fund                             76%                 105%                       80%
--------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                 92%                 139%                      140%
--------------------------------------------------------------------------------------------------------
International Equity Fund                          129%                  99%                        0%
--------------------------------------------------------------------------------------------------------
Small Cap Equity Fund                               49%                   4%                        *
--------------------------------------------------------------------------------------------------------


         * Not in operation.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Investor held personally liable for the obligations of the Trust.

5% AND 25% SHAREHOLDERS

As of April 1, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.



                                                                           ACCOUNT SHARE            PERCENT OF TOTAL
NAME OF FUND           NAME AND ADDRESS OF SHAREHOLDER                     BALANCE                  SHARES
------------           -------------------------------                     -------                  ------
Investment Grade       Glenbrook Life and Annuity Company                  1,979,321.4980            99.39%
Bond Fund              Attn: Olga Prohny
                       Financial Control Unit
                       3100 Sanders Road Suite N4A
                       Northbrook, IL 60672-7155

Capital Appreciation   Glenbrook Life and Annuity Company                  5,628,226.0300           100.00%
Fund                   Attn: Olga Prohny
                       Financial Control Unit
                       3100 Sanders Road Suite N4A
                       Northbrook, IL 60672-7155


                                                                           ACCOUNT SHARE            PERCENT OF TOTAL
NAME OF FUND           NAME AND ADDRESS OF SHAREHOLDER                     BALANCE                  SHARES
------------           -------------------------------                     -------                  ------
Value Income           Glenbrook Life and Annuity Company                  6,708,409.3590           100.00%
Stock Fund             Attn: Olga Prohny
                       Financial Control Unit
                       3100 Sanders Road Suite N4A
                       Northbrook, IL 60672-7155

Mid-Cap Equity         Glenbrook Life and Annuity Company                  2,198,526.5290           100.00%
Fund                   Attn: Olga Prohny
                       Financial Control Unit
                       3100 Sanders Road Suite N4A
                       Northbrook, IL 60672-7155

International          Glenbrook Life and Annuity Company                  1,411,461.8850           100.00%
Equity Fund            Attn: Olga Prohny
                       Financial Control Unit
                       3100 Sanders Road Suite N4A
                       Northbrook, IL 60672-7155

Small Cap Equity       Glenbrook Life and Annuity Company                    963,317.0550            65.41%
Fund                   Attn: Olga Prohny
                       Financial Control Unit
                       3100 Sanders Road Suite N4A
                       Northbrook, IL 60672-7155

Small Cap Equity       Allstate Life Insurance Company                       509,381.5950            34.59%
Fund                   Attn: Deborah Bukowy
                       Investment Operations Equity Unit
                       3075 Sanders Road Suite G4A
                       Northbrook, IL 60062-7127


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

EXPERTS

The financial statements in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants to the Trust, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

APPENDIX

I.   BOND RATINGS
*CORPORATE BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be a high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch 1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch. Paper rated Fitch -1+ is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-1 (Very Strong Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than issues rated F- 1+.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of STI Classic Variable Trust:




We have audited the accompanying statements of net assets of the Value Income Stock, Mid-Cap Equity, Small Cap Equity, Capital Appreciation, and Investment Grade Bond Funds, and the statement of assets and liabilities, including the schedule of investments, of the International Equity Fund of STI Classic Variable Trust (the "Trust") as of December 31, 1998, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Income Stock, Mid-Cap Equity, Small Cap Equity, Capital Appreciation, Investment Grade Bond and International Equity Funds of STI Classic Variable Trust as of December 31, 1998, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP



Philadelphia, PA
January 29, 1999

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1998


VALUE INCOME STOCK FUND

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (89.3%)
BASIC MATERIALS (12.9%)
   Allegheny Teledyne                  57,900      $ 1,183
   B.F. Goodrich                       30,100        1,080
   Boise Cascade                       36,500        1,131
   Consolidated Papers                 26,300          723
   Engelhard                           35,800          698
   Hercules                            25,100          687
   Minnesota Mining &
     Manufacturing                     13,400          953
   Morton International                38,800          951
   Parker Hannifin                     23,800          779
   Reynolds Metals                     23,400        1,233
   Sonoco Products                     36,530        1,082
   Union Camp                          11,600          783
   Weyerhaeuser                        13,800          701
   Witco Chemical                      18,700          298
   Worthington Industries              38,800          485
                                                   -------
                                                    12,767
                                                   -------
CAPITAL GOODS (11.2%)
   Cooper Industries                   25,800        1,230
   Corning                             13,000          585
   Crown Cork & Seal                   35,500        1,094
   Harris                              31,200        1,143
   Johnson Controls                    20,600        1,215
   National Service Industries         28,000        1,064
   Pall                                41,800        1,058
   Tecumseh Products, Cl A             10,400          485
   Tenneco                             31,000        1,056
   Thomas & Betts                      26,300        1,139
   Volvo*                              40,400          942
                                                   -------
                                                    11,011
                                                   -------
COMMUNICATION SERVICES (3.8%)
   Alltel                              25,900        1,549
   Frontier                            15,300          520
   GTE                                 25,100        1,631
                                                   -------
                                                     3,700
                                                   -------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (9.0%)
   American Greetings, Cl A            24,400      $ 1,002
   Genuine Parts                       27,000          903
   H&R Block                           40,300        1,813
   ITT Industries                       9,700          386
   J.C. Penney                         40,000        1,875
   Masco                               38,500        1,107
   Stanley Works                       47,100        1,307
   TRW                                  9,700          545
                                                   -------
                                                     8,938
                                                   -------
CONSUMER STAPLES (14.9%)
   Bestfoods                           17,500          932
   ConAgra                             64,300        2,025
   Dean Foods                          23,300          951
   Flowers Industries                  31,700          759
   Food Lion, Cl A                     42,900          456
   Fortune Brands                      31,800        1,006
   General Mills                       17,900        1,392
   Hormel Foods                        14,600          478
   International Flavors &
     Fragrances                        32,500        1,436
   Kimberly Clark                      40,100        2,185
   McCormick                           22,800          771
   Newell                              13,400          553
   Seagram                             27,200        1,034
   Wallace Computer Services           28,900          762
                                                   -------
                                                    14,740
                                                   -------
ENERGY (9.0%)
   Atlantic Richfield                  29,200        1,905
   Baker Hughes                        63,900        1,130
   Conoco*                             47,300          987
   Fort James Corp.                    26,400        1,056
   Kerr-McGee                          24,300          929
   Murphy Oil                          22,600          932
   Unocal                              65,500        1,912
                                                   -------
                                                     8,851
                                                   -------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCIALS (15.5%)
   American Financial Group            20,000      $   877
   American General                    12,600          983
   AmSouth Bancorp                     10,400          475
   Bank One                            42,300        2,160
   BankBoston                          24,700          962
   Cigna                               24,300        1,879
   Hibernia, Cl A                      39,400          685
   KeyCorp                             35,200        1,126
   Paine Webber Group                  22,400          865
   PNC Bank                            21,600        1,169
   Safeco                              31,500        1,353
   Summit Bancorp                      27,000        1,180
   Transamerica                         8,100          936
   Union Planters                      14,536          659
                                                   -------
                                                    15,309
                                                   -------
HEALTH CARE (7.4%)
   Abbott Laboratories                 20,700        1,014
   American Home Products              30,200        1,701
   Baxter International                36,500        2,347
   C.R. Bard                           13,700          678
   Mallinckrodt                        15,400          475
   Pharmacia Upjohn ADR                19,700        1,116
                                                   -------
                                                     7,331
                                                   -------
TECHNOLOGY (0.9%)
   EG&G                                33,700          937
                                                   -------
UTILITIES (4.7%)
   Consolidated Natural Gas            25,200        1,361
   GPU                                 20,800          919
   Questar                             38,600          748
   Scana                               25,500          822
   Sonat                               29,000          785
                                                   -------
                                                     4,635
                                                   -------
TOTAL COMMON STOCKS
     (Cost $85,565)                                 88,219
                                                   -------

--------------------------------------------------------------------------------
                                          FACE
                                        AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (10.4%)
   Morgan Stanley
     4.85%, dated 12/31/98,
     matures 1/4/99, repurchase
     price $10,265,163 (collateralized
     by U.S. Agency Obligations:
     market value $10,581,654)          $10,260      $10,260
                                                     -------
TOTAL REPURCHASE AGREEMENT
     (Cost $10,260)                                   10,260
                                                     -------
TOTAL INVESTMENTS (99.7%)
   (Cost $95,825)                                     98,479
                                                     -------
OTHER ASSETS AND LIABILITIES, NET (0.3%)                 280
                                                     -------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 6,548,342 outstanding
     shares of beneficial interest                    87,378
   Accumulated net realized gain
     on investments                                    8,502
   Net unrealized appreciation
     on investments                                    2,654
   Undistributed net investment income                   225
                                                     -------
Total Net Assets (100.0%)                            $98,759
                                                     -------
                                                     -------
Net Asset Value, Offering and
   Redemption Price Per Share                         $15.08
                                                     -------
                                                     -------

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
Cl -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1998


MID-CAP EQUITY FUND

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.5%)
CAPITAL GOODS (10.9%)
   Allied Waste Industries*            48,700      $ 1,150
   Herman Miller                       24,100          648
   Motivepower Industries              10,000          322
   U.S. Filter*                        40,000          915
   Watsco                              20,700          347
                                                   -------
                                                     3,382
                                                   -------
CONSUMER CYCLICALS (19.4%)
   BJ's Wholesale Club*                11,000          509
   Borders Group*                      39,200          978
   Ethan Allen Interiors               12,800          525
   Family Dollar Stores                38,100          838
   Harley-Davidson                     21,400        1,014
   Just for Feet*                      37,250          647
   Men's Wearhouse*                    28,150          894
   Ralph Lauren*                       15,800          303
   Staff Leasing*                      27,700          322
                                                   -------
                                                     6,030
                                                   -------
CONSUMER STAPLES (12.8%)
   Avis Rent A Car*                    30,400          735
   Cracker Barrel Old Country Stores   25,200          587
   Dial                                11,700          338
   Flowers Industries                  18,500          443
   Interstate Bakeries                 24,600          650
   Norrell                             19,000          280
   Papa John's International*          13,900          613
   US Foodservice*                      6,800          333
                                                   -------
                                                     3,979
                                                   -------
ENERGY (1.6%)
   Anadarko Petroleum                   4,400          136
   Ensearch Exploration Inc*           17,466          122
   National-Oilwell Inc*               22,600          253
                                                   -------
                                                       511
                                                   -------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCIALS (11.2%)
   Colonial Bancgroup                  27,300      $   328
   Dime Bancorp                        15,700          415
   First Security                      18,637          436
   First Virginia Banks                 8,100          381
   Hibernia, Cl A                      24,200          420
   North Fork Bancorporation           23,100          553
   Peoples Heritage Financial Group    16,000          320
   Trustmark                           16,600          376
   Western Bancorp                      8,100          237
                                                   -------
                                                     3,466
                                                   -------
HEALTH CARE (15.0%)
   Acuson Corp*                        12,400          184
   Centocor*                           11,400          514
   Curative Technologies*              16,000          536
   Forest Laboratories*                 8,500          452
   Immunex*                             5,300          667
   Jones Pharmaceuticals                5,000          182
   Mylan Laboratories                  18,600          586
   Quintiles Transnational*            12,700          678
   Watson Pharmaceuticals*             13,600          855
                                                   -------
                                                     4,654
                                                   -------
TECHNOLOGY (19.4%)
   ADC Telecommunications*             19,500          678
   Fiserv*                             14,850          764
   Flextronics International*          12,400        1,062
   Intuit*                              6,300          457
   Nova*                               15,587          541
   Sanmina*                            18,900        1,181
   Sawtek*                             28,700          502
   Teradyne*                           20,100          852
                                                   -------
                                                     6,037
                                                   -------
TRANSPORTATION (1.2%)
   CNF Transportation                  10,000          376
                                                   -------
TOTAL COMMON STOCKS
     (Cost $24,829)                                 28,435
                                                   -------

--------------------------------------------------------------------------------
                                           FACE
                                        AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.2%)
   Morgan Stanley
     4.60%, dated 12/31/98, matures
     01/04/99, repurchase price
     $1,612,874 (collateralized by a
     U.S. Treasury Note: market
     value $1,652,834)                   $1,612        $ 1,612
                                                       -------
TOTAL REPURCHASE AGREEMENT
     (Cost $1,612)                                       1,612
                                                       -------
TOTAL INVESTMENTS (96.7%)
   (Cost $26,441)                                       30,047
                                                       -------
OTHER ASSETS AND LIABILITIES, NET (3.3%)                 1,028
                                                       -------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 2,290,850 outstanding
     shares of beneficial interest                      27,086
   Accumulated net realized gain
     on investments                                        378
   Net unrealized appreciation
     on investments                                      3,606
   Undistributed net investment income                       5
                                                       -------
Total Net Assets (100.0%)                              $31,075
                                                       -------
                                                       -------
Net Asset Value, Offering and Redemption
   Price Per Share                                      $13.56
                                                       -------
                                                       -------

* NON-INCOME PRODUCING SECURITY
Cl -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1998


SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
                                                    MARKET
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
BASIC MATERIALS (12.1%)
   Carpenter Technology                 7,600      $   258
   Commonwealth Industries             12,500          117
   H. B. Fuller                         2,900          140
   Lilly Industries Incorporated, Cl A 12,000          239
   Madeco ADR                          10,900           91
   Quimica y Minera Chile ADR           6,600          222
   Texas Industries                     9,500          256
   Titanium Metals                     12,800          109
   Wausau-Mosinee Paper                 9,300          164
                                                   -------
                                                     1,596
                                                   -------
CAPITAL GOODS (15.7%)
   A.M. Castle                          6,400           96
   Ameron                               3,500          129
   Belden                               6,500          138
   DT Industries                        2,800           44
   Furon                                7,900          135
   Gerber Scientific                    6,600          157
   Hardinge                             2,200           41
   Kaman                               10,000          161
   Kaydon                               3,200          128
   Lindberg                             6,800           62
   LSI Industries                       6,100          137
   Pittway, Cl A                        6,800          225
   Precision Castparts                  3,900          173
   Regal Beloit                         8,500          195
   Smith (A.O.)                         5,100          125
   Valmont Industries                   8,200          114
                                                   -------
                                                     2,060
                                                   -------
CONSUMER CYCLICALS (25.0%)
   American Woodmark                    5,500          188
   Angelica                             5,600          104
   Bush Industries                     15,400          192
   Chemed                               3,700          124
   Guilford Mills                      11,800          197
   Harman International                 7,800          297
   Interface                           24,200          225

--------------------------------------------------------------------------------
                                                    MARKET
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (CONTINUED)
   Jannock Limited                      9,300    $      87
   K2                                  12,800          132
   Kimball International*              12,400          236
   Midas                                5,200          162
   Pep Boys                            19,200          301
   Pillowtex                            7,500          201
   Polaroid                            21,100          394
   Ritchie Bros. Auctioneers*           4,900          132
   Springs Industries, Cl A             1,600           66
   Sturm Ruger                          6,500           78
   Toro                                 5,800          165
                                                   -------
                                                     3,281
                                                   -------
CONSUMER STAPLES (16.8%)
   Banta                                4,500          123
   Bowne & Company                      8,400          150
   Heilig-Meyers                       35,400          237
   Ingles Markets, Cl A                 7,900           86
   Nash Finch                           6,900           98
   Norrell                             27,900          411
   Standard Register                   10,400          322
   Universal Foods                     11,900          326
   WD-40                                4,000          114
   Wolverine World Wide                19,700          261
   York Group                           8,400           80
                                                   -------
                                                     2,208
                                                   -------
ENERGY (1.2%)
   Giant Industries                    17,400          163
                                                    ------
FINANCIALS (8.9%)
   Administradora de Fondos de
     Pensiones Provida ADR*             6,500           87
   Alfa                                 5,100          124
   Annuity & Life Re Holdings*          4,800          130
   Banco Latinamericano de
     Exportaciones                      4,700           78
   Chicago Title                        3,000          141
   Klamath First Bancorp                5,100           99

--------------------------------------------------------------------------------
                                                    MARKET
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
FINANCIALS (CONTINUED)
   Scottish Annuity & Life*             9,500      $   131
   Seacoast Banking of Florida          2,200           62
   Stirling Cooke Brown Holdings        4,200           73
   Student Loan                         2,900          130
   Westerfed Financial                  6,200          112
                                                   -------
                                                     1,167
                                                   -------
HEALTH CARE (6.3%)
   Block Drug, Cl A                     2,972          129
   London International Group ADR       2,400           26
   Medeva PLC ADR                      22,800          184
   Mentor                              15,100          354
   Vital Signs                          7,500          131
                                                   -------
                                                       824
                                                   -------
TECHNOLOGY (1.6%)
   Innovex                              9,100          125
   Pioneer-Standard Electronics         9,800           92
                                                   -------
                                                       217
                                                   -------
TRANSPORTATION (6.2%)
   Bandag                               5,700          228
   Knightsbridge Tankers Limited*       5,800          121
   Pittston Burlington                 14,700          164
   Sea Containers                       9,300          278
   Western Star Truck Holdings          1,600           21
                                                   -------
                                                       812
                                                   -------
UTILITIES (3.5%)
   Northwest Natural Gas                3,700           96
   NUI                                  5,300          142
   TNP Enterprises                      2,500           95
   United Water Resources               5,400          129
                                                   -------
                                                       462
                                                   -------
Total Common Stocks
     (Cost $14,403)                                 12,790
                                                   -------

--------------------------------------------------------------------------------
                                      SHARES/FACE              MARKET
                                      AMOUNT (000)          VALUE (000)
--------------------------------------------------------------------------------
PREFERRED STOCK (0.3%)
BASIC MATERIALS (0.3%)
   Coeur D'Alene Mines,
     CV to 0.8260 Share,
     Callable 03/15/99 @ 21.622        $6,300               $    43
                                                            -------
TOTAL PREFERRED STOCK
     (Cost $93)                                                  43
                                                            -------
REPURCHASE AGREEMENT (5.4%)
   Morgan Stanley
     4.50%, dated 12/31/98, matures
     01/04/99, repurchase price
     $709,002 (collateralized by a
     U.S. Treasury Note: market
     value $725,797)                      709                   709
                                                            -------
TOTAL REPURCHASE AGREEMENT
     (Cost $709)                                                709
                                                            -------
TOTAL INVESTMENTS (103.0%)
   (Cost $15,205)                                            13,542
                                                            -------
OTHER ASSETS AND LIABILITIES (-3.0%)
   Investment securities
     purchased payable                                         (784)
   Other assets and liabilities, net                            387
                                                            -------
TOTAL OTHER ASSETS
   AND LIABILITIES                                             (397)
                                                            -------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 1,550,937 outstanding
     shares of beneficial interest                           15,321
   Accumulated net realized loss on
     investments                                               (532)
   Net unrealized depreciation on
     investments                                             (1,664)
   Undistributed net investment income                           20
                                                            -------
Total Net Assets (100.0%)                                   $13,145
                                                            -------
                                                            -------
Net Asset Value, Offering and
   Redemption Price Per Share                                 $8.48
                                                            -------
                                                            -------

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
Cl -- CLASS
CV -- CONVERTIBLE
PLC -- PUBLIC LIMITED CORPORATION

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1998



CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.7%)
BASIC MATERIALS (2.2%)
   Air Products & Chemicals            38,900      $ 1,556
   Imperial Chemical ADR                5,600          196
   Monsanto                             3,100          147
   Morton International                14,900          365
   Praxair                              1,400           49
                                                   -------
                                                     2,313
                                                   -------
CAPITAL GOODS (13.1%)
   Allied Signal                        8,200          363
   Allied Waste Industries*            14,500          343
   AMP                                  4,400          229
   Eastern Environmental Services*     20,000          592
   Emerson Electric                     3,800          230
   General Electric                    38,600        3,940
   Honeywell                           14,500        1,092
   Lockheed Martin                      7,100          602
   Newell                               3,500          144
   Republic Services, Cl A*            16,300          301
   Textron                              4,900          372
   Thermo Electron*                     6,400          108
   Tyco International                  24,109        1,819
   U.S. Filter*                        24,712          565
   United Technologies                 13,500        1,468
   Waste Management Inc*               35,357        1,648
                                                   -------
                                                    13,816
                                                   -------
COMMUNICATION SERVICES (3.0%)
   America Online*                        300           48
   Century Telephone Enterprises       10,300          695
   Ericsson Telephone ADR               7,900          189
   Fox Entertainment Group, Cl A*       9,800          247
   GTE                                 11,400          741
   MCI WorldCom*                       17,312        1,242
                                                   -------
                                                     3,162
                                                   -------

--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (17.0%)
   American Greetings                  18,800     $    772
   Automatic Data Processing            9,000          722
   Carnival                            42,200        2,026
   Consolidated Stores*                 5,200          105
   Costco*                             19,600        1,415
   CVS                                 26,800        1,474
   Dollar General                      12,100          286
   Federated Department Stores*        10,700          466
   Hasbro                              17,500          632
   Lear*                               17,500          674
   Lowe's Companies                    46,400        2,375
   Masco                               52,900        1,521
   Mattel                              29,700          678
   McGraw-Hill                          7,100          723
   New York Times, Cl A                 3,800          132
   Office Depot*                       43,800        1,618
   Promus Hotel*                        3,300          107
   Republic Industries*                 4,000           59
   Saks Inc*                           12,200          385
   Service International               17,600          670
   SPX*                                 2,800          188
   Starwood Lodging Trust REIT          7,400          168
   Tandy                               19,200          791
                                                   -------
                                                    17,987
                                                   -------
CONSUMER STAPLES (14.4%)
   Avon Products                       18,000          796
   Bestfoods                            5,200          277
   Campbell Soup                        1,000           55
   Cendant*                            42,406          808
   Coca-Cola                            4,300          154
   Colgate-Palmolive                    5,400          501
   ConAgra                             14,119          445
   Flowers Industries                  17,600          421
   Fort James Corp.                    13,900          556
   Fred Meyer*                          7,500          452
   Gillette                             5,000          242

--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
   Hershey Foods                        8,200      $   510
   McDonald's                           3,000          230
   PepsiCo                              7,300          299
   Philip Morris                       19,200        1,027
   Procter & Gamble                     8,500          776
   Ralston Purina                      35,000        1,133
   Rite Aid                            34,800        1,725
   Rubbermaid                          19,200          604
   Safeway*                             9,400          573
   Sara Lee                            47,900        1,350
   Tele-Communications, Cl A*          16,300          902
   US Foodservice*                     12,900          632
   Viacom, Cl B*                        6,900          511
   William Wrigley Jr.                  2,300          206
                                                   -------
                                                    15,185
                                                   -------
ENERGY (3.1%)
   Amoco                                  600           35
   British Petroleum ADR                4,734          450
   Conoco*                             10,700          223
   Halliburton                         15,400          456
   Mobil                                3,300          287
   Niagara Mohawk Power*               12,000          193
   Texaco                              17,500          925
   Union Pacific Resources Group       15,401          140
   Unocal                               9,300          271
   Weatherford International*          11,300          219
   Williams                             1,500           47
                                                   -------
                                                     3,246
                                                   -------
FINANCIALS (12.8%)
   Allstate                             1,100           42
   American International Group         3,200          309
   Associates First Capital            10,200          432
   Atlantic Richfield                   1,300           85
   Bank One                            22,860        1,167
   Bank United, Cl A                    4,600          181

--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
FINANCIALS (CONTINUED)
   BankAmerica                         15,542      $   934
   BankBoston                           5,100          199
   Citigroup                                1           --
   Chubb                                4,400          285
   Colonial Bancgroup                   3,900           47
   Compass Bancshares                   5,000          190
   Conseco                             21,600          660
   FHLMC                               11,900          767
   First American of Tennessee          2,900          129
   First Union                          1,200           73
   FNMA                                 9,300          688
   Household International             19,966          791
   KeyCorp                             10,000          320
   Lincoln National                       300           25
   Mellon Bank                         19,500        1,341
   MGIC Investment                      9,500          378
   PNC Bank                            19,400        1,050
   Regions Financial                    3,100          125
   SouthTrust                           1,900           70
   Sunamerica                          18,600        1,509
   Torchmark                           22,900          809
   U.S. Bancorp                         5,800          206
   Waddell & Reed Financial, Cl A*          7           --
   Waddell & Reed Financial, Cl B*      5,191          121
   Washington Mutual                   11,168          426
   Wells Fargo                          5,000          200
                                                   -------
                                                    13,559
                                                   -------
HEALTH CARE (11.5%)
   Abbott Laboratories                 23,300        1,142
   Allegiance                           9,600          448
   Alza*                                2,200          115
   American Home Products               7,900          445
   Arterial Vascular Engineering*       2,000          105
   Baxter International                 7,200          463
   Becton Dickinson                    11,000          470
   Boston Scientific*                  16,100          432

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1998



CAPITAL APPRECIATION FUND--CONCLUDED

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
   Bristol-Myers Squibb                23,200      $ 3,104
   Eli Lilly                            2,900          258
   Forest Laboratories*                 5,500          293
   Healthsouth*                        30,302          468
   Johnson & Johnson                    2,400          201
   Merck                               14,600        2,156
   Tenet Healthcare*                   26,100          685
   Warner Lambert                      17,700        1,331
                                                   -------
                                                    12,116
                                                   -------
TECHNOLOGY (13.8%)
   3Com*                                6,900          309
   Ceridian*                           17,300        1,208
   Cisco Systems*                      23,500        2,181
   Compaq Computer                     10,724          450
   EMC*                                10,800          918
   HBO                                  9,500          273
   Hewlett Packard                      5,300          362
   IBM                                 12,700        2,346
   Intel                                7,400          877
   Microsoft*                          15,100        2,094
   Networks Associates*                17,208        1,140
   Northern Telecom                     6,400          321
   Sun Microsystems*                    7,500          642
   Texas Instruments                    5,600          479
   W.W. Grainger                        8,700          362
   Xerox                                5,500          649
                                                   -------
                                                    14,611
                                                   -------
TRANSPORTATION (0.8%)
   Burlington Northern Santa Fe         9,000          304
   Delta Air Lines                      8,200          426
   Trans World Air*                     3,300          125
                                                   -------
                                                       855
                                                   -------
Total Common Stocks
     (Cost $77,720)                                 96,850
                                                   -------

--------------------------------------------------------------------------------
                                       SHARES/FACE
                                       AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.5%)
CONSUMER STAPLES (0.1%)
   Suiza Capital Trust II, CV to
     0.6390 Share, Callable
     04/02/01 @ 51.719*                 2,400          $    104
                                                       --------
TECHNOLOGY (0.4%)
   Microsoft, CV to 1 Share             4,000               391
                                                       --------
Total Preferred Stocks
     (Cost $420)                                            495
                                                       --------
CONVERTIBLE BONDS (0.9%)
   Elan Finance, CV to 6.875 Shares
     Callable 12/14/03 @ 61.657,
     0.000%, 12/14/18 (A) (B) (C)      $1,000               565
   Potomac Electric Power
     CV to 29.5 Shares
     Callable 03/15/99 @ 95.644           350               338
                                                       --------
Total Convertible Bonds
     (Cost $859)                                            903
                                                       --------
REGULATED INVESTMENT COMPANY (0.2%)
   Dollar General, STRYPES*             6,900               246
                                                       --------
Total Regulated Investment Company
     (Cost $272)                                            246
                                                       --------
REPURCHASE AGREEMENT (7.3%)
   Morgan Stanley
     4.85%, dated 12/31/98, matures
     01/04/99, repurchase price
     $7,739,646 (collateralized by
     U.S. Agency Obligations:
     market value $7,895,204)           7,735             7,735
                                                       --------
Total Repurchase Agreement
     (Cost $7,735)                                        7,735
                                                       --------
Total Investments (100.6%)
   (Cost $87,006)                                       106,229
                                                       --------

--------------------------------------------------------------------------------
                                                VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-0.6%)         $   (669)
                                                  --------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 5,266,489 outstanding
     shares of beneficial interest                  78,704
   Accumulated net realized gain
     on investments                                  7,573
   Net unrealized appreciation
     on investments                                 19,223
   Undistributed net investment income                  60
                                                  --------
TOTAL NET ASSETS (100.0%)                         $105,560
                                                  --------
                                                  --------
Net Asset Value, Offering and
   Redemption Price Per Share                       $20.04
                                                  --------
                                                  --------

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
Cl -- CLASS
CV -- CONVERTIBLE
STRYPES -- STRUCTURED YIELD PRODUCT EXCHANGE SECURITIES
(A) -- ZERO COUPON BOND
(B) -- PRIVATE PLACEMENT SECURITY
(C) -- PUT AND DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1998


INVESTMENT GRADE BOND FUND

------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000)    VALUE (000)
------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (25.5%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                  $  750          $    931
     8.125%, 08/15/19                   1,800             2,404
   U.S. Treasury Notes
     6.250%, 10/31/01                   1,500             1,564
                                                       --------
Total U.S. Treasury Obligations
     (Cost $4,512)                                        4,899
                                                       --------
CORPORATE OBLIGATIONS (38.2%)
FINANCE (22.5%)
   Bank of Boston
     6.625%, 12/01/05                     100               104
   Bear Stearns
     6.250%, 07/15/05                     200               201
   Conseco
     6.800%, 06/15/05                     200               187
     6.400%, 06/15/11                     300               291
   Countrywide Home Loan, MTN
     6.510%, 02/11/05                     300               301
   Finova Capital
     6.250%, 11/01/02                     250               251
   Ford Motor Credit
     6.500%, 02/28/02                     300               309
   Great Western Financial
     8.600%, 02/01/02                     100               107
   Household Finance
     6.500%, 11/15/08                     150               156
   Liberty Property, MTN
     6.600%, 06/05/02                     200               205
   Merrill Lynch
     6.875%, 11/15/18                     150               156
   Merrill Lynch, MTN
     6.060%, 10/15/01                     625               633
   Morgan Stanley, MTN
     6.090%, 03/09/01                     250               253
   Provident
     7.000%, 07/15/18                     350               361

------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000)    VALUE (000)
------------------------------------------------------------------
FINANCE (CONTINUED)
   Salomon
     7.300%, 05/15/02                    $250          $    262
   Salomon Smith Barney
     6.250%, 01/15/05                     250               253
   Sprint Capital
     6.125%, 11/15/08                     300               306
                                                       --------
                                                          4,336
                                                       --------
INDUSTRIAL (15.7%)
   American Home Products
     7.900%, 02/15/05                     300               335
   Bausch & Lomb
     6.150%, 08/01/01                     400               402
     6.750%, 12/15/04                     150               154
   Dillards
     6.430%, 08/01/04                     450               457
   Ikon Capital, MTN
     6.730%, 06/15/01                     150               151
   Philip Morris
     7.250%, 09/15/01                     300               313
     7.500%, 04/01/04                     150               160
   Praxair
     6.900%, 11/01/06                     175               182
   Western Resources
     6.250%, 08/15/03                     200               205
   Worldcom
     6.125%, 08/15/01                     650               660
                                                       --------
                                                          3,019
                                                       --------
Total Corporate Obligations
     (Cost $7,241)                                        7,355
                                                       --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (25.8%)
   FHLMC
     7.500%, 09/01/03                     118               120
   FNMA
     7.000%, 10/01/03                     354               362

------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000)    VALUE (000)
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
   GNMA
     8.000%, 12/15/22                  $2,196          $  2,282
     7.000%, 12/15/28                   2,150             2,202
                                                       --------
Total U.S. Government Agency Obligations
     (Cost $4,959)                                        4,966
                                                       --------
REPURCHASE AGREEMENT (9.2%)
   Morgan Stanley
     4.60%, dated 12/31/98, matures
     01/04/99, repurchase price
     $1,765,979 (collateralized by
     U.S. Treasury Note: market
     value $1,810,123)                  1,765             1,765
                                                       --------
Total Repurchase Agreement
     (Cost $1,765)                                        1,765
                                                       --------
Total Investments (98.7%)
   (Cost $18,477)                                        18,985
                                                       --------
OTHER ASSETS AND LIABILITIES, NET (1.3%)                    251
                                                       --------

------------------------------------------------------------------

                                                     VALUE (000)
------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization--no par value)
     based on 1,818,882 outstanding
     shares of beneficial interest                     $ 18,479
   Accumulated net realized gain
     on investments                                         252
   Net unrealized appreciation
     on investments                                         507
   Distributions in excess of net investment
     income                                                  (2)
                                                       --------
Total Net Assets (100.0%)                              $ 19,236
                                                       --------
                                                       --------
Net Asset Value, Offering and
   Redemption Price Per Share                            $10.58
                                                       --------
                                                       --------

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

MTN -- MEDIUM TERM NOTE


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1998


INTERNATIONAL EQUITY FUND

------------------------------------------------------------------
                                        SHARES    VALUE (000)
------------------------------------------------------------------
FOREIGN COMMON STOCKS (92.7%)
AUSTRALIA (2.2%)
   AMP Limited                          4,200    $      53
   Australia & New Zealand
     Banking Group                     26,066          170
   National Australia Bank              3,600           54
   QBE Insurance                       34,292          142
                                                 ---------
                                                       419
                                                 ---------
AUSTRIA (0.9%)
   Erste Bank                           3,300          176
                                                 ---------
BRAZIL (0.2%)
   Tele Norte Leste
     Participacoes ADR                  3,500           44
                                                 ---------
CANADA (0.2%)
   Power Corporation of Canada          2,000           43
                                                 ---------
DENMARK (1.0%)
   Novo Nordisk, Cl B                   1,420          187
                                                 ---------
FRANCE (12.7%)
   AXA                                    900          130
   Dexia France                         2,790          429
   Elf Aquitaine                          500           58
   France Telecom                       6,149          488
   Groupe Danone                          900          257
   Lafarge                                605           57
   Lagardere SCA                        6,925          294
   Suez Lyonnaise des Eaux              1,870          384
   Vivendi                              1,200          311
                                                 ---------
                                                     2,408
                                                 ---------
GERMANY (8.9%)
   Bayer                                2,250           94
   Buderus                                320          116
   DaimlerChrysler                      2,000          197
   Hoechst                              1,100           46
   Mannesmann                           2,400          275


------------------------------------------------------------------
                                        SHARES    VALUE (000)
------------------------------------------------------------------
GERMANY (CONTINUED)
   Preussag                               635    $     287
   RWE                                  7,500          410
   Veba                                 4,328          259
                                                 ---------
                                                     1,684
                                                 ---------
GREECE (1.5%)
   Hellenic Telecom
     Organization                       7,480          199
   Hellenic Telecom
     Organization ADR                   6,500           86
                                                 ---------
                                                       285
                                                 ---------
HONG KONG (0.3%)
   National Mutual Asia                69,400           52
                                                 ---------
INDONESIA (0.0%)
   Modern Photo Film, F                60,000            4
                                                 ---------
IRELAND (4.0%)
   Allied Irish Banks                  13,200          235
   Bank of Ireland                     22,988          505
   CRH                                    700           12
                                                 ---------
                                                       752
                                                 ---------
ITALY (7.1%)
   INA                                 88,600          234
   San Paolo-IMI                       16,430          290
   Telecom Italia                      79,520          679
   Unione Immobiliare                 268,000          140
                                                 ---------
                                                     1,343
                                                 ---------
JAPAN (11.9%)
   Canon                                8,000          171
   Eisai                               13,000          253
   Fuji Photo Film                      5,000          186
   Honda Motor                          6,000          197
   Nintendo                               800           78
   Nippon Telegraph & Telephone            51          394
   Ricoh                                7,000           65

------------------------------------------------------------------
                                        SHARES    VALUE (000)
------------------------------------------------------------------
JAPAN (CONTINUED)
   Sankyo                               7,000    $     153
   Takefuji                             2,400          175
   TDK                                  2,300          210
   Terumo                              15,300          360
                                                 ---------
                                                     2,242
                                                 ---------
NETHERLANDS (4.8%)
   Ahold                                6,500          240
   ING Groep                            3,213          196
   KPN                                  9,608          480
                                                 ---------
                                                       916
                                                 ---------
NEW ZEALAND (3.7%)
   Fernz                               68,400          210
   Fletcher Challenge Building         91,338          141
   Telecom Corporation of
     New Zealand                       80,800          350
                                                 ---------
                                                       701
                                                 ---------
NORWAY (2.9%)
   Christiania Bank                    21,000           73
   Orkla, Cl A                          6,100           91
   Petroleum Geo Services ADR           5,500           87
   Sparebanken NOR                     15,210          296
                                                 ---------
                                                       547
                                                 ---------
PANAMA (0.4%)
   Banco Latinamericano
     de Exportaciones                   4,600           76
                                                 ---------
PORTUGAL (2.0%)
   Banco Espirito Santo                 4,235          131
   Electricidade de Portugal            5,500          121
   Portugal Telecom ADR                 2,950          132
                                                 ---------
                                                       384
                                                 ---------


------------------------------------------------------------------
                                        SHARES    VALUE (000)
------------------------------------------------------------------
SPAIN (3.6%)
   Argentaria                          12,000    $     311
   Endesa                              11,350          301
   Repsol                               1,200           64
                                                 ---------
                                                       676
                                                 ---------
SWEDEN (2.4%)
   Castellum                           12,300          133
   Drott, Cl B                         11,000          101
   Volvo, Cl B                          9,700          222
                                                 ---------
                                                       456
                                                 ---------
SWITZERLAND (3.4%)
   Novartis, Registered                   331          651
                                                 ---------
UNITED KINGDOM (18.6%)
   Allied Zurich                       27,350          408
   Bass                                16,060          234
   British Aerospace                   28,447          241
   British Energy PLC                   8,600           98
   Diageo                              20,632          235
   General Electric                    38,650          348
   Glaxo Wellcome                       4,100          141
   Ladbroke Group                      28,840          116
   Lloyds TSB Group                    14,100          200
   LucasVarity                         36,158          121
   National Westminster Bank           13,553          261
   Railtrack Group                      3,750           98
   Reckitt & Colman                    13,400          177
   Rolls-Royce                         69,300          287
   Royal & Sun Alliance                   133            1
   Smithkline Beecham                  19,640          274
   Storehouse                          33,130           75
   Tomkins                             41,572          196
                                                 ---------
                                                     3,511
                                                 ---------
Total Foreign Common Stocks
     (Cost $15,965)                                 17,557
                                                 ---------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1998


INTERNATIONAL EQUITY FUND--CONCLUDED

------------------------------------------------------------------
                                       SHARES     VALUE (000)
------------------------------------------------------------------
FOREIGN PREFERRED STOCK (1.0%)
GERMANY (1.0%)
   GEA                                  7,570    $     181
                                                 ---------
TOTAL FOREIGN PREFERRED STOCK
     (Cost $245)                                       181
                                                 ---------
TOTAL INVESTMENTS (93.7%)
   (Cost $16,210)                                $  17,738
                                                 ---------
                                                 ---------

* NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPT

Cl -- CLASS

F -- FOREIGN SHARES

PLC -- PUBLIC LIMITED CORPORATION


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------

STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1998


                                                                                  -------------
                                                                                  International
                                                                                     Equity
                                                                                      Fund
                                                                                  -------------
Assets:
   Investments at Market Value (Cost $16,210) ..................................     $17,738
   Cash and Foreign Currency ...................................................       1,085
   Receivables for Investment Securities Sold ..................................          93
   Other Assets ................................................................          52
                                                                                     -------
   Total Assets ................................................................      18,968
                                                                                     -------
Liabilities:
   Payables for Portfolio Shares Redeemed ......................................           2
   Accrued Expenses ............................................................          40
                                                                                     -------
   Total Liabilities ...........................................................          42
                                                                                     -------
Net Assets:
   Portfolio Shares (unlimited authorization -- no par value)
     Based on 1,450,151 Outstanding shares of beneficial interest ..............      17,034
   Undistributed net investment income .........................................         119
   Accumulated net realized gain on investments ................................         270
   Accumulated net realized loss on foreign currency transactions ..............         (27)
   Net unrealized appreciation on forward foreign currency contracts, foreign currency, and translation of other assets
     and liabilities in foreign currency .......................................           2
   Net unrealized appreciation on investments ..................................       1,528
                                                                                     -------
   Total Net Assets ............................................................     $18,926
                                                                                     -------
                                                                                     -------
Net Asset Value, Offering and Redemption Price Per Share .......................     $ 13.05
                                                                                     -------
                                                                                     -------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS FOR THE YEAR ENDED DECEMBER 31, 1998


                                                          VALUE
                                                          INCOME      MID-CAP SMALL CAP     CAPITAL     INVESTMENT   INTERNATIONAL
                                                           STOCK      EQUITY    EQUITY    APPRECIATION      GRADE        EQUITY
                                                           FUND        FUND      FUND         FUND       BOND FUND       FUND
                                                          ------      ------- ---------   -----------   ----------   -------------
Investment Income:
   Interest Income ....................................   $  414      $  118    $    46      $   429       $  861      $      57
   Dividend Income ....................................    2,128         118        236          885           --            358
   Less: Foreign Taxes Withheld .......................       --          --         --           --           --            (34)
                                                          ------      ------    -------      -------       ------      ---------
       Total Investment Income ........................    2,542         236        282        1,314          861            381
                                                          ------      ------    -------      -------       ------      ---------
Expenses:
   Investment Advisory Fees ...........................      715         317        133          961          107            214
   Less: Investment Advisory Fees Waived ..............     (144)       (105)       (81)        (218)         (85)           (81)
   Administrator Fees .................................       62          62         62           62           62             75
   Custody Fees .......................................       47           7          5           34            5             32
   Transfer Agent Fees ................................       35           7          4           28            5              4
   Professional Fees ..................................       75          14          9           51            7             11
   Trustee Fees .......................................        7           2          1            6            1              2
   Registration Fees ..................................       --          --         --           --           --             --
   Printing Expenses ..................................       42           9          4           28            5              5
   Pricing Fees .......................................        2           1         --            2           --              8
   Insurance and Other Fees ...........................        3          --          1            2           --             --
   Amortization of Deferred Organization Costs ........        2           2          1            2            2              3
                                                          ------      ------    -------      -------       ------      ---------
       Total Expenses .................................      846         316        139          958          109            273
                                                          ------      ------    -------      -------       ------      ---------
         Net Investment Income (Loss) .................    1,696         (80)       143          356          752            108
                                                          ------      ------    -------      -------       ------      ---------
   Net Realized Gain (Loss) on Securities Sold ........    8,551         485       (532)       7,815          268            270
   Net Realized Loss on Foreign Currency Transactions .       --          --         --           --           --            (15)
   Net Unrealized Appreciation
     (Depreciation) on Investments ....................   (2,853)      1,389     (1,561)      12,917          251          1,029
   Net Unrealized Appreciation on Forward
     Currency Contracts, Foreign Currency,
     and Translation of Other Assets
     and Liabilities in Foreign Currency ..............       --          --         --           --           --              2
                                                          ------      ------    -------      -------       ------      ---------
         Net Realized and Unrealized Gain (Loss)
            on Investments and Foreign Currency .......    5,698       1,874     (2,093)      20,732          519          1,286
                                                          ------      ------    -------      -------       ------      ---------
 Increase (Decrease) in Net Assets from Operations ....   $7,394      $1,794    $(1,950)     $21,088       $1,271      $   1,394
                                                          ------      ------    -------      -------       ------      ---------
                                                          ------      ------    -------      -------       ------      ---------



Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS


                                                                            VALUE INCOME                          MID-CAP
                                                                             STOCK FUND                         EQUITY FUND
                                                                    --------------------------          --------------------------
                                                                     01/01/98-        01/01/97-         01/01/98-         01/01/97-
                                                                     12/31/98         12/31/97          12/31/98          12/31/97
                                                                     --------         --------          --------          --------
Investment Activities:
   Net Investment Income (Loss) .................................    $  1,696         $  1,115          $    (80)         $    (14)
   Net Realized Gain (Loss) on Investments and Foreign
     Currency Transactions ......................................       8,551            6,730               485             2,335
   Net Unrealized Appreciation (Depreciation) on Investments ....      (2,853)           4,177             1,389             1,514
   Net Unrealized Appreciation on Forward Foreign
     Currency Contracts, Foreign Currency, and
     Translation of Other Assets and Liabilities in
     Foreign Currency ...........................................        --               --                --                --
                                                                     --------         --------          --------          --------
   Increase (Decrease) in Net Assets Resulting from Operations ..       7,394           12,022             1,794             3,835
                                                                     --------         --------          --------          --------
Distributions to Shareholders:

   Net Investment Income ........................................      (1,696)          (1,121)             --                 (13)
   Capital Gains ................................................      (6,777)            (904)           (2,305)             (736)
                                                                     --------         --------          --------          --------
   Total Distributions ..........................................      (8,473)          (2,025)           (2,305)             (749)
                                                                     --------         --------          --------          --------
Capital Transactions:
   Proceeds from Shares Issued ..................................      23,136           32,879             7,168             9,159
   Reinvestment of Cash Distributions ...........................       8,473            2,025             2,305               749
   Cost of Shares Repurchased ...................................      (4,518)          (3,370)           (1,800)           (3,375)
                                                                     --------         --------          --------          --------
   Increase in Net Assets from Capital Transactions .............      27,091           31,534             7,673             6,533
                                                                     --------         --------          --------          --------
   Total Increase in Net Assets .................................      26,012           41,531             7,162             9,619
                                                                     --------         --------          --------          --------
Net Assets:
   Beginning of Period ..........................................      72,747           31,216            23,913            14,294
                                                                     --------         --------          --------          --------
   End of Period ................................................    $ 98,759         $ 72,747          $ 31,075          $ 23,913
                                                                     --------         --------          --------          --------
                                                                     --------         --------          --------          --------
Shares Issued and Redeemed:
   Shares Issued ................................................       1,451            2,358               509               708
   Shares Issued in Lieu of Cash Distributions ..................         622              138               216                55
   Shares Redeemed ..............................................        (307)            (230)             (145)             (257)
                                                                     --------         --------          --------          --------
   Net Share Transactions .......................................       1,766            2,266               580               506
                                                                     --------         --------          --------          --------
                                                                     --------         --------          --------          --------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                            SMALL CAP          CAPITAL APPRECIATION
                                                                           EQUITY FUND                  FUND
                                                                    -----------------------   -----------------------
                                                                      01/01/98-   10/22/97*-   01/01/98-    01/01/97-
                                                                      12/31/98    12/31/97     12/31/98     12/31/97
                                                                     ----------  ----------   ----------   ----------
Investment Activities:
   Net Investment Income (Loss) .................................    $     143    $     20    $     356    $     311
   Net Realized Gain (Loss) on Investments and Foreign
     Currency Transactions ......................................         (532)         20        7,815        7,858
   Net Unrealized Appreciation (Depreciation) on Investments ....       (1,561)       (103)      12,917        4,911
   Net Unrealized Appreciation on Forward Foreign
     Currency Contracts, Foreign Currency, and
     Translation of Other Assets and Liabilities in
     Foreign Currency ...........................................         --          --           --           --
                                                                     ---------   ---------    ---------    ---------
   Increase (Decrease) in Net Assets Resulting from Operations ..       (1,950)        (63)      21,088       13,080
                                                                     ---------   ---------    ---------    ---------
Distributions to Shareholders:

   Net Investment Income ........................................         (143)        (20)        (356)        (312)
   Capital Gains ................................................         --          --         (8,084)      (1,300)
                                                                     ---------   ---------    ---------    ---------
   Total Distributions ..........................................         (143)        (20)      (8,440)      (1,612)
                                                                     ---------   ---------    ---------    ---------
Capital Transactions:
   Proceeds from Shares Issued ..................................        8,463       7,626       26,149       27,091
   Reinvestment of Cash Distributions ...........................          143          20        8,440        1,612
   Cost of Shares Repurchased ...................................         (931)       --         (3,554)      (3,483)
                                                                     ---------   ---------    ---------    ---------
   Increase in Net Assets from Capital Transactions .............        7,675       7,646       31,035       25,220
                                                                     ---------   ---------    ---------    ---------
   Total Increase in Net Assets .................................        5,582       7,563       43,683       36,688
                                                                     ---------   ---------    ---------    ---------
Net Assets:
   Beginning of Period ..........................................        7,563        --         61,877       25,189
                                                                     ---------   ---------    ---------    ---------
   End of Period ................................................    $  13,145    $  7,563    $ 105,560    $  61,877
                                                                     ---------   ---------    ---------    ---------
                                                                     ---------   ---------    ---------    ---------
Shares Issued and Redeemed:
   Shares Issued ................................................          868         772        1,374        1,771
   Shares Issued in Lieu of Cash Distributions ..................           16           2          510          100
   Shares Redeemed ..............................................         (107)       --           (200)        (216)
                                                                     ---------   ---------    ---------    ---------
   Net Share Transactions .......................................          777         774        1,684        1,655
                                                                     ---------   ---------    ---------    ---------
                                                                     ---------   ---------    ---------    ---------

                                                                         INVESTMENT GRADE BOND        INTERNATIONAL
                                                                                FUND                  EQUITY FUND
                                                                       -----------------------   -----------------------
                                                                         01/01/98-   01/01/97-    01/01/98-    01/01/97-
                                                                         12/31/98    12/31/97     12/31/98     12/31/97
                                                                        ----------  ----------   ----------   ----------
Investment Activities:
   Net Investment Income (Loss) ....................................    $     752   $     493    $     108    $      33
   Net Realized Gain (Loss) on Investments and Foreign
     Currency Transactions .........................................          268          24          255          101
   Net Unrealized Appreciation (Depreciation) on Investments .......          251         220        1,029          484
   Net Unrealized Appreciation on Forward Foreign
     Currency Contracts, Foreign Currency, and
     Translation of Other Assets and Liabilities in
     Foreign Currency ..............................................         --          --              2         --
                                                                        ---------   ---------    ---------    ---------
   Increase (Decrease) in Net Assets Resulting from Operations .....        1,271         737        1,394          618
                                                                        ---------   ---------    ---------    ---------
Distributions to Shareholders:

   Net Investment Income ...........................................         (754)       (493)         (21)          (1)
   Capital Gains ...................................................         --          --           (113)        --
                                                                        ---------   ---------    ---------    ---------
   Total Distributions .............................................         (754)       (493)        (134)          (1)
                                                                        ---------   ---------    ---------    ---------
Capital Transactions:
   Proceeds from Shares Issued .....................................        9,749       4,194        5,290       12,992
   Reinvestment of Cash Distributions ..............................          755         493          134            1
   Cost of Shares Repurchased ......................................       (1,687)     (3,068)      (1,605)        (758)
                                                                        ---------   ---------    ---------    ---------
   Increase in Net Assets from Capital Transactions ................        8,817       1,619        3,819       12,235
                                                                        ---------   ---------    ---------    ---------
   Total Increase in Net Assets ....................................        9,334       1,863        5,079       12,852
                                                                        ---------   ---------    ---------    ---------
Net Assets:
   Beginning of Period .............................................        9,902       8,039       13,847          995
                                                                        ---------   ---------    ---------    ---------
   End of Period ...................................................    $  19,236   $   9,902    $  18,926    $  13,847
                                                                        ---------   ---------    ---------    ---------
                                                                        ---------   ---------    ---------    ---------
Shares Issued and Redeemed:
   Shares Issued ...................................................          936         421          406        1,136
   Shares Issued in Lieu of Cash Distributions .....................           72          49           11         --
   Shares Redeemed .................................................         (161)       (309)        (134)         (67)
                                                                        ---------   ---------    ---------    ---------
   Net Share Transactions ..........................................          847         161          283        1,069
                                                                        ---------   ---------    ---------    ---------
                                                                        ---------   ---------    ---------    ---------




*Commencement of Operations
Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  FOR THE YEARS ENDED THROUGH DECEMBER 31,

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                   NET           NET REALIZED AND
                            NET ASSET VALUE     INVESTMENT   UNREALIZED GAINS (LOSSES)  DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                          BEGINNING OF PERIOD  INCOME (LOSS)      ON INVESTMENTS       NET INVESTMENT INCOME REALIZED CAPITAL GAINS
                          -------------------  ------------- ------------------------  --------------------- ----------------------
VALUE INCOME STOCK FUND
           1998                 $15.21           $ 0.27                $ 1.02                  $(0.28)               $(1.14)
           1997                  12.41             0.28                  3.02                   (0.28)                (0.22)
           1996                  10.67             0.23                  1.74                   (0.23)                   --
           1995 (1)              10.00             0.06                  0.67                   (0.06)                   --

MID-CAP EQUITY FUND (A)
           1998                 $13.97           $ 0.00                $ 0.70                      --                $(1.11)
           1997                  11.86            (0.01)                 2.64                   (0.01)                (0.51)
           1996                  10.27             0.06                  1.59                   (0.06)                   --
           1995 (1)              10.00             0.05                  0.27                   (0.05)                   --

SMALL CAP EQUITY FUND
           1998                $  9.77           $ 0.12                $(1.30)                 $(0.11)               $   --
           1997 (2)              10.00             0.03                 (0.23)                  (0.03)                   --
CAPITAL APPRECIATION FUND
           1998                 $17.27           $ 0.07                $ 4.54                  $(0.08)               $(1.76)
           1997                  13.06             0.10                  4.63                   (0.10)                (0.42)
           1996                  10.66             0.12                  2.40                   (0.12)                   --
           1995 (1)              10.00             0.04                  0.66                   (0.04)                   --

INVESTMENT GRADE BOND FUND
           1998                 $10.19           $ 0.54                $ 0.39                  $(0.54)               $   --
           1997                   9.92             0.58                  0.27                   (0.58)                   --
           1996                  10.25             0.54                 (0.33)                  (0.54)                   --
           1995 (1)              10.00             0.13                  0.25                   (0.13)                   --

INTERNATIONAL EQUITY FUND
           1998                 $11.87           $ 0.10                $ 1.17                  $(0.01)               $(0.08)
           1997                  10.16             0.03                  1.68                      --                    --
           1996 (3)              10.00             0.01                  0.16                   (0.01)                   --


(1) Commenced operations on October 2, 1995. All ratios for the period have been annualized.
(2) Commenced operations on October 22, 1997. All ratios for the period have been annualized.
(3) Commenced operations on November 7, 1996. All ratios for the period have been annualized.
*    Returns are for the period indicated and have not been annualized.
(A) During the fiscal year ended December 31, 1996, the Aggressive Growth Fund changed its name to the Mid-Cap Equity Fund.
Amounts designated as "--" are either $0 or rounded to $0.



                                                                                                               RATIO OF
                                  NET ASSET                     NET ASSETS              RATIO OF            NET INVESTMENT
                                  VALUE END          TOTAL        END OF               EXPENSES TO          INCOME (LOSS) TO
                                  OF PERIOD          RETURN    PERIOD (000)         AVERAGE NET ASSETS     AVERAGE NET ASSETS
                                  ---------          ------    ------------         ------------------     ------------------
VALUE INCOME STOCK FUND
           1998                     $15.08             9.69%     $ 98,759                  0.95%                 1.90%
           1997                      15.21            26.82        72,747                  0.95                  2.09
           1996                      12.41            18.64        31,216                  0.95                  2.45
           1995 (1)                  10.67             7.31*        4,015                  0.95                  2.98

MID-CAP EQUITY FUND (A)
           1998                     $13.56             7.16%    $  31,075                  1.15%                (0.29)%
           1997                      13.97            22.23        23,913                  1.15                 (0.07)
           1996                      11.86            16.05        14,294                  1.15                  0.58
           1995 (1)                  10.27             3.19*        3,409                  1.15                  2.22

SMALL CAP EQUITY FUND
           1998                     $ 8.48           (12.18)%    $ 13,145                  1.20%                 1.23%
           1997 (2)                   9.77            (2.05)*       7,563                  1.20                  1.62
CAPITAL GROWTH FUND
           1998                     $20.04            28.97%     $105,560                  1.15%                 0.43%
           1997                      17.27            36.54        61,877                  1.15                  0.70
           1996                      13.06            23.75        25,189                  1.15                  1.15
           1995 (1)                  10.66             6.96*        3,778                  1.15                  1.69

INVESTMENT GRADE BOND FUND
           1998                     $10.58             9.38%      $19,236                  0.75%                 5.19%
           1997                      10.19             8.84         9,902                  0.75                  5.81
           1996                       9.92             2.29         8,039                  0.75                  5.54
           1995 (1)                  10.25             3.68*        3,115                  0.75                  5.04

INTERNATIONAL EQUITY FUND
           1998                     $13.05            10.80%      $18,926                  1.60%                 0.63%
           1997                      11.87            16.84        13,847                  1.60                  0.41
           1996 (3)                  10.16             1.70*          995                  1.60                  1.83


                                                                 RATIO OF
                                       RATIO OF               NET INVESTMENT
                                     EXPENSES TO             INCOME (LOSS) TO
                                  AVERAGE NET ASSETS        AVERAGE NET ASSETS           PORTFOLIO
                                  (EXCLUDING WAIVERS        (EXCLUDING WAIVERS            TURNOVER
                                  AND REIMBURSEMENTS)       AND REIMBURSEMENTS)             RATE
                                  -------------------       -------------------         -----------
VALUE INCOME STOCK FUND
           1998                           1.11%                    1.74%                     76.36%
           1997                           1.23                     1.81                     104.84
           1996                           1.95                     1.45                      79.80
           1995 (1)                       5.72                    (1.79)                      7.17

MID-CAP EQUITY FUND (A)
           1998                           1.53%                   (0.67)%                    92.27%
           1997                           1.77                    (0.69)                    138.98
           1996                           2.79                    (1.06)                    139.60
           1995 (1)                       6.34                    (2.97)                     13.29

SMALL CAP EQUITY FUND
           1998                           1.89%                    0.54%                     49.10%
           1997 (2)                       2.66                     0.16                       4.11
CAPITAL GROWTH FUND
           1998                           1.41%                    0.17%                    219.17%
           1997                           1.60                     0.25                     195.86
           1996                           2.43                    (0.13)                    148.48
           1995 (1)                       6.18                    (3.34)                      8.05

INVESTMENT GRADE BOND FUND
           1998                           1.34%                    4.60%                    183.13%
           1997                           1.58                     4.98                     219.22
           1996                           2.78                     3.51                     303.30
           1995 (1)                       6.05                    (0.26)                    108.55

INTERNATIONAL EQUITY FUND
           1998                           2.07%                    0.16%                    128.93%
           1997                           2.93                    (0.92)                     99.14
           1996 (3)                      31.39                   (27.96)                        --



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1998

1. Organization

The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with six funds: the Value Income Stock Fund, the Mid-Cap Equity Fund, the Small Cap Equity Fund, the Capital Appreciation Fund, the International Equity Fund (collectively "the Equity Funds") and the Investment Grade Bond Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objective policies and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are valued at the last quoted sales price, if readily available for such equity securities, on each business day. If there is no such reported sale, these securities, and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund are valued based upon quotations from the primary market in which they are traded.

     Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less until maturity may be valued either at the most recently quoted bid price or at their amortized cost.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Dividend income is recognized on ex-dividend date, and interest income is recognized on an accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. The cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the applicable holding period. Purchase discounts and premiums on securities are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the repurchase agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares. The offering price per share for the shares of the Investment Grade Bond and Equity Funds is the net asset value per share.

     FOREIGN CURRENCY TRANSACTIONS -- With respect to the International Equity Fund, the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     - market value of investment securities, assets and liabilities at the current rate of exchange; and

     - purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

     The International Equity Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.


     OTHER -- Distributions from net investment income for the Investment Grade Bond Fund are declared daily and paid monthly to shareholders. Distributions from net investment income for the Value Income Stock Fund, the Mid-Cap Equity Fund, the Small Cap Equity Fund and the Capital Appreciation Fund are declared and paid quarterly to shareholders. Distributions from net investment income for the International Equity Fund are declared and paid annually to shareholders. Any net realized capital gains are distributed to shareholders at least annually. Expenses related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets.


     RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to a net operating loss in the Mid-Cap Equity Fund and the classification of short-term capital gains and ordinary income for tax purposes in the Small Cap Equity Fund, have been reclassified to/from the following accounts:

                                                 UNDISTRIBUTED
                               ACCUMULATED       NET INVESTMENT
                              REALIZED GAIN          INCOME
                                  (000)               (000)
                              -------------      --------------
     Mid-Cap Equity Fund         $ (85)               $ 85
     Small Cap Equity Fund         (20)                 20

     These reclassifications have no effect on net assets or net asset values per share.


     USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.


3. Administration and Distribution Agreements

The Trust and SEI Investments Mutual Fund Services (the "Administrator") are parties to an administration agreement (the "Administration

Agreement") dated August 18, 1995 as amended November 19, 1997. Under the terms of the Administration Agreement the Administrator is entitled to a fee, subject to a minimum, (expressed as a percentage of the combined average daily net assets of the Trust and the STI Classic Funds) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion, and .06% for over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated August 2, 1995 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SEI Investments Distribution Co. ("the Distributor") are parties to a Distribution Agreement dated August 2, 1995. The Distributor receives no fees for its services under this agreement.

4. Investment Advisory Agreement


Investment advisory services are provided to the Trust by STI Capital Management, N.A. ("STI Capital"). Under the terms of the investment advisory agreements, STI Capital is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate of .74%, 1.15%, .80%, 1.15%, 1.15% and 1.25% of the average daily net assets of the Investment Grade Bond Fund, Capital Appreciation Fund, Value Income Stock Fund, Mid-Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, respectively. STI Capital has voluntarily agreed to waive all or a portion of its fees (and to reimburse Funds' expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.


SunTrust Bank, Atlanta acts as Custodian for all the Funds except the International Equity Fund which has a custodian agreement with the Bank of New York. Fees of the Custodian are paid on the basis of net assets. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

5. Organizational Costs and Transactions with Affiliates

The Trust incurred organization costs of approximately $55,566. These costs have been deferred in the accounts of the Funds and are being amortized on a straight line basis over a period of sixty months commencing with operations. The costs include legal fees of approximately $44,153 for organizational work performed by a law firm of which two officers of the Trust are partners. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational cost in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

6. Investment Transactions

The cost of security purchases and the proceeds from security sales, excluding short-term investments, for the year ended December 31, 1998 were as follows:


                                                       U.S. GOVT.   U.S. GOVT.
                                PURCHASES     SALES    PURCHASES      SALES
                                  (000)       (000)      (000)        (000)
                                ---------    -------   ----------   ----------
Value Income Stock Fund ....... $ 79,417    $ 62,106    $   --       $    --
Mid-Cap Equity Fund ...........   27,965      23,387        --            --
Small Cap Equity Fund .........   13,121       5,253        --            --
Capital Appreciation Fund .....  189,306     168,068        --            --
Investment Grade
   Bond Fund ..................    8,904       6,440    22,042        17,230
International Equity Fund .....   23,789      20,297        --            --

At December 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Investment Grade Bond and Equity Funds at December 31, 1998 was as follows:


                                                                 NET UNREALIZED
                                    APPRECIATED   DEPRECIATED     APPRECIATION/
                                     SECURITIES    SECURITIES    (DEPRECIATION)
                                        (000)         (000)          (000)
                                    -----------   -----------    --------------
Value Income Stock Fund ............  $  9,562      $ (6,908)      $  2,654
Mid-Cap Equity Fund ................     6,438        (2,832)         3,606
Small Cap Equity Fund ..............       728        (2,392)        (1,664)
Capital Appreciation Fund ..........    22,353        (3,130)        19,223
Investment Grade Bond Fund .........       530           (23)           507
International Equity Fund ..........     2,392          (864)         1,528




Subsequent to October 31, 1998, the Funds recognized net capital losses for tax purposes that have been deferred to 1999 and can be used to offset future capital gains at December 31, 1998. The Funds also had capital loss carryforwards at December 31, 1998 as follows:

                                  CAPITAL                     POST
                                 CARRYOVER     EXPIRES       10/31
                                 12/31/98       2006        DEFERRED
                                  (000)         (000)         LOSS
                                 ---------    --------      --------
Mid-Cap Equity Fund ............ $  --        $   --         $ 381
Small Cap Equity Fund ..........   388           388           129

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.



The Capital Appreciation Fund had cumulative wash sales at December 31, 1998 amounting to $1,147,920. These wash sale losses cannot be used for Federal income tax purposes in the current year and deferred for use in future years.


7. Concentration of Credit Risk

The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S & P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.

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